SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                              The Gillette Company
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
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    (4) Date Filed:

              The Gillette Company Notice of 2004 Annual Meeting
                      of Shareholders and Proxy Statement

Notice of 2004 Annual Meeting of Shareholders

Time:                10:00 a.m.
Date:                Thursday, May 20, 2004
Place:               The Hilton Rye Town
                     699 Westchester Avenue
                     Rye Brook, New York
Webcast:             Our Annual Meeting will be webcast on our web site at www.gillette.com at
                     10:00 a.m. on May 20, 2004. Information included on or linked to our web site, other than our Proxy Statement, is not a part of the proxy soliciting material.
Items of Business:   1. To elect four members of the Board of Directors for three-year terms.
                     2. To vote to ratify the appointment of the auditor for the year 2004.
                     3. To vote on the approval of the 2004 Long-Term Incentive Plan.
                     4. To vote on three shareholder proposals, if the proposals are presented at the
                     Meeting.
Record Date:         You can vote if you were a shareholder of record on March 22, 2004.
Annual Report:       Our 2003 Annual Report, which is not a part of the proxy soliciting material, is included with this Proxy Statement.
Proxy Voting:        It is important that your shares be represented and voted at the Meeting. You can vote your shares by completing and returning the proxy card sent to you.
                     Most shareholders also can vote their shares on the Internet or by telephone.
                     If Internet or telephone voting is available to you, voting instructions are printed on your proxy card. You can revoke a proxy at any time prior to its exercise at the Meeting or adjournment by following the instructions in the accompanying Proxy Statement.

By order of the Board of Directors
William J. Mostyn III
Deputy General Counsel, Secretary
and Corporate Governance Officer

Boston, Massachusetts
April 12, 2004

2004 Proxy Statement

TABLE OF CONTENTS

Proxies and Voting                                                           1
Shareholders Entitled to Vote                                                1
Voting Procedures                                                            1
Confidential Voting Policy                                                   2
List of Shareholders                                                         2
Voting Requirements                                                          2
Cost of Proxy Solicitation                                                   2

Governance of the Company                                                    3
Commitment to Corporate Governance Best Practices                            3
Corporate Governance Officer                                                 3
Corporate Governance Principles, Committee Charters, and Codes of Conduct    3
Communications with the Board of Directors                                   3
The Board of Directors                                                       3
Board Evaluation and Education                                               4
Board Independence                                                           4
Identifying and Evaluating Nominees for Director                             5
Annual Meeting Attendance Policy                                             6

Audit Committee Report                                                       6
Audit Committee Pre-Approval Policy and Procedures                           8

Stock Ownership                                                              9
Securities Ownership of Directors and Officers                               9
Five-Percent Beneficial Ownership                                           10
Related Transactions                                                        10
Section 16(a) Beneficial Ownership Reporting Compliance                     10
Gillette Comparative Five-Year Investment Performance                       11

Item 1 - Election of Directors                                              12
Nominees for Directors for Terms to Expire in 2007                          13
Directors Whose Terms Expire in 2005                                        14
Directors Whose Terms Expire in 2006                                        15
Non-Employee Director Compensation and Stock Ownership                      16
Board Meetings                                                              16
Lead Director                                                               16
Committees and Meetings                                                     17

Item 2 - Ratification of the Appointment of the Auditor                     18

Item 3 - Approval of the 2004 Long-Term Incentive Plan                      18
Description of the Incentive Plan                                           18
Federal Tax Effects                                                         23
Equity Compensation Plan Information                                        24

Items 4 through 6 - Shareholder Proposals                                 24

Executive Compensation                                                    29
Summary Compensation Table                                                29
Aggregated Option/SAR Exercises in 2003 and Year-End Option/SAR Values    30
Option/SAR Grants in 2003                                                 30
Retirement Plan Table                                                     31
Employment Contracts, Termination of Employment, and                      32
  Change-in-Control Arrangements

Compensation Committee Report                                             33
Compensation Philosophy                                                   33
Performance Against Objectives                                            34
Salaries, Incentive Bonuses, and Long-Term Incentive Awards               34
Stock Ownership Guidelines and Retention Requirements                     35
Report of Compensation Consultant                                         35
The Company Achieved Its Objectives in 2003                               35
Compensation of the Chief Executive Officer                               36
Section 162(m) of the Internal Revenue Code                               37

Other Information                                                         37
Annual Meeting Admission                                                  37
Webcast of the Annual Meeting                                             37
Householding Information                                                  37
Shareholder Account Maintenance                                           38
Shareholder Proposals for the 2005 Proxy Statement                        38
Director Nominations and Other Business for Presentation                  38
  at the 2005 Annual Meeting

Directions to The Hilton Rye Town                                         39

Appendix A - Audit Committee Charter                                     A-1

Proxies and Voting

We are providing these proxy materials in connection with the solicitation by the Board of Directors of The Gillette Company, a Delaware corporation, of proxies to be voted at our 2004 Annual Meeting of Shareholders and at any adjournment or postponement.
     You are invited to attend our Annual Meeting of Shareholders on May 20, 2004, beginning at 10:00 a.m. The Meeting will be held at The Hilton Rye Town in Rye Brook, New York. See page 39 of this Proxy Statement for directions.
     This Proxy Statement, form of proxy, and voting instructions are being mailed starting April 12, 2004.

Shareholders Entitled to Vote
Record holders of Gillette common stock at the close of business on March 22, 2004, are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 1,002,857,108 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Meeting.

Voting Procedures
Shareholders of record may vote in advance of the Annual Meeting by giving their proxy by mail, Internet, or telephone.
     All shares that have been properly voted by proxy will be voted at the Annual Meeting. If you do not give voting instructions, the shares represented by your proxy will be voted for the election of directors, the ratification of the appointment of the auditor, and the approval of the 2004 Long-Term Incentive Plan and against the shareholder proposals.
     If you participate in the Employees' Savings Plan and/or the Employee Stock Ownership Plan, you will receive only one proxy card for all shares held in your accounts.
     You can vote by calling 1-800-690-6903. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.
     You can vote on the Internet. The web site for Internet voting is www.proxyvote.com. As with telephone voting, you can confirm that your instructions have been properly recorded.
     If you choose to vote by mail, simply indicate your response on your proxy card, date and sign it, and return it in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card to The Gillette Company, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.
     Any shareholder may later vote in person at the Annual Meeting. However, if you have already voted, there is no need to vote again unless you wish to change your vote.
     You can revoke your proxy at any time before it is exercised by:
- written notice to the Secretary of the Company;
- timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet; or
- voting by ballot at the Annual Meeting or any adjournment.
     If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.
     If you participate in the Employees' Savings Plan, Gillette Canada Inc. Retirement Income Savings Plan, Employee Stock Ownership Plan, or Global Employee Stock Ownership Plan, you are entitled to give the plans' trustees voting instructions for the shares held in your account. The proxy card will serve as a voting instruction card for the plans' trustees. If you do not vote your shares or specify your voting instructions on your proxy card, the plans' trustees will vote your shares in the same proportion as the shares for which voting instructions have been received from other participants of each plan. To allow sufficient time for voting by the plans' trustees, your voting instructions must be received by May 13, 2004.

Confidential Voting Policy
All proxies, ballots, and vote tabulations that identify shareholders are confidential. An independent tabulator will receive, inspect, and tabulate the proxies whether you vote by telephone, Internet, mail, or in person. The Company's policy requires that proxies and ballots be kept confidential from officers, directors, and employees of the Company and from third parties. Outside agents, such as those serving as proxy solicitors, who have agreed to comply with this policy, but not Company employees, directors, or officers, will be permitted access to proxies and ballots to facilitate their participation in soliciting proxies and conducting the Meeting. Company officers, directors, or other employees or representatives may determine which shareholders have not voted so that they can be urged to vote. The policy will not apply in the event of a proxy contest or other solicitation based on an opposition proxy statement. Under Company policy, the voting instructions of participants in employee benefit plans will also be kept confidential from officers, directors, and employees of the Company.

List of Shareholders
The names of shareholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and, for 10 days prior to the Meeting, at the office of the Secretary of the Company, Prudential Tower Building, Boston, Massachusetts.

Voting Requirements
The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.
     Election of Directors. A plurality of the votes cast is required for the election of directors. This means that the nominees with the most votes are elected.
     Under New York Stock Exchange rules, if you are a beneficial owner and your broker holds your shares in its name, the broker is permitted to vote your shares on the election of directors, even if the broker does not receive voting instructions from you.
     Management and Shareholder Proposals. An affirmative majority of the votes cast at the Meeting must be cast in favor of Items 2 through 6 for approval. Brokers are not permitted to vote your shares on Item 3 (approval of the 2004 Long-Term Incentive Plan) or Items 4 through 6 (the shareholder proposals) without receiving voting instructions from you. Broker non-votes and abstentions will not be counted as votes cast.
     Voting on Other Matters. If other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. On the date that this Proxy Statement went to press, we did not know of any other matters to be presented at the Annual Meeting.
     Adjournment. The persons named in the proxy will also be able to vote your proxy at a postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

Cost of Proxy Solicitation
We pay the cost of soliciting proxies. We have hired Georgeson Shareholder Communications Inc., a proxy solicitation firm, to solicit proxies. We will pay Georgeson a fee of $18,000, plus reasonable expenses, for this service. Proxies may be solicited on our behalf by directors, officers, or employees in person or by telephone, electronic transmission, and facsimile transmission.

Governance of the Company

Commitment to Corporate Governance Best Practices
The Board of Directors strongly believes that good corporate governance practices lead to successful business performance. Over the past several years, we have enhanced our corporate governance practices in many important ways. We implemented most of these changes before the New York Stock Exchange and the Securities and Exchange Commission adopted their new standards and rules. We continually seek out best practices to promote a high level of performance from the Board and the senior management team. Our goal is to be a leader in good, effective corporate governance.

Corporate Governance Officer
We have appointed William J. Mostyn III Corporate Governance Officer. The responsibility of this position will be to assist the Board in developing and implementing effective corporate governance practices.

Corporate Governance Principles, Committee Charters, and Codes of Conduct
The Board of Directors has adopted Corporate Governance Principles and Committee Charters and sponsors the Company's Code of Conduct and Financial Code of Ethics for the Chief Executive Officer and financial managers. The latest versions of these documents and other items relating to the governance of the Company can be found on the Company's web site at www.gillette.com/investors.


Communications with the Board of Directors
The Audit Committee has established an Integrity Hotline for the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters. In addition, the Audit Committee has established procedures for the receipt, retention, and treatment of communications received by the Company regarding accounting, internal controls, or auditing matters. Written communications should be sent to: The Gillette Company, Audit Committee, P.O. Box 999130, Boston, MA 02199.
     The Board of Directors has established a process for shareholders to send communications not related to accounting or auditing to the non-employee directors as a group. Such communications should be sent to: The Gillette Company, Nominating and Corporate Governance Committee, P.O. Box 999129, Boston, MA 02199.
     Communications directed to the Audit Committee will be reviewed, sorted, summarized, and reported to the Audit Committee by the Internal Auditor. Communications directed to the non-employee directors as a group (or the Nominating and Corporate Governance Committee) will be reviewed, sorted, summarized, and reported to the Committee or the directors as a group, as applicable, by the Secretary.

The Board of Directors
The Board is composed of 12 directors, of whom two are women, three are from minority groups, and three are citizens of countries other than the United States.
     The business, property, and affairs of the Company are managed by or under the direction of the Board of Directors. Key responsibilities of the Board and its Committees include:
- reviewing the annual budget and operational plan;
- reviewing the long-term Strategic Growth Plan and monitoring the progress of the Company against the plan;
- establishing a succession plan for the Chief Executive Officer and other key officers;
- setting performance standards for the Chief Executive Officer and other key officers;
- evaluating the performance and approving the compensation of the Chief Executive Officer and other key officers in accordance with the Board's
  "pay for performance" policy; and
- establishing good governance practices and setting a high ethical standard for the Company.

     The directors have full and free access to members of management. Key members of management attend each Board meeting, and there is frequent interaction between management and the Board.
     The independent directors meet in executive session without management following each regularly scheduled Board meeting.
     The Board of Directors and its Committees have the authority to hire consultants and advisors at their discretion at the expense of the Company. This authority would be particularly important if a situation arose in which the Board or a Committee believed an actual or perceived conflict of interest might exist.
     The Board of Directors does not believe that one formula fits all and, as a consequence, is opposed to a rigid approach to Board terms. Because it often takes a number of years for directors to become thoroughly familiar with a particular business, setting arbitrary limits on Board terms may cause the loss of highly knowledgeable and effective directors.
     The Board has established a policy that directors who are otherwise employed shall not serve on the boards of more than four public companies. Directors who are not employed on a full-time basis shall not serve on the boards of more than six public companies. Each director must notify the Nominating and Corporate Governance Committee in advance of accepting an invitation to serve as a member on another board of directors or taking on a significant committee assignment on another board of directors.
     A long-standing provision in our bylaws prohibits directors who have reached the age of 70 from standing for reelection.
     The Company's bylaws allow the positions of Chairman of the Board and Chief Executive Officer to be held by separate persons or by one person. The Board does not have a position on whether the roles should be held by different individuals and makes the determination on a case-by-case basis. Currently, the Board has determined that Mr. Kilts should serve in both positions. The bylaws prohibit former Gillette Chief Executive Officers from serving on the Board.

Board Evaluation and Education
Each year, the Board of Directors and its Committees evaluate their effectiveness. Many of the changes we have made to our governance practices have resulted directly from these evaluations. The Board views self-evaluation as an ongoing process designed to achieve high levels of Board and Committee performance.
     The continuing education program for directors is designed to supplement the Board's expertise and to maintain and improve the Board's effectiveness. The Company sponsors in-house educational programs for the Board and provides regular updates on relevant matters. The Company pays for educational programs chosen by the individual directors and sponsored by the New York Stock Exchange, major educational institutions, or other prominent organizations.

Board Independence
The Board of Directors has determined that all of the non-employee directors (Roger K. Deromedi, Wilbur H. Gantz, Michael B. Gifford, Ray J. Groves, Dennis
F. Hightower, Herbert H. Jacobi, Nancy J. Karch, Fred H. Langhammer, Jorge Paulo Lemann, and Marjorie M. Yang) are independent. In determining whether a director is independent, the Board considers whether the director and immediate family members of the director have any material relationship with the Company. To assist the Board in making its determination of independence, the Board, absent other considerations, considers a director to be independent if, during the past three years:
- the director has not been employed by, nor has an immediate family member of the director been an executive officer of, the Company;
- neither the director nor an immediate family member of the director has received direct compensation from the Company (other than directors' or committees' fees; pension payments or other forms of deferred compensation for prior service, provided such deferred compensation is not contingent in any way on continued service; or compensation paid to a family member for service as a non-executive employee);

- the director has not been affiliated with or employed by, nor has an immediate family member of the director been affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company;
- neither the director nor an immediate family member of the director has been employed as an executive officer of another company where any of the Company's present executive officers serve on that company's compensation committee;
- the director has not been an executive officer or employee, nor has an immediate family member of the director been an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds 1% of such other company's consolidated gross revenues;* and
- neither the director nor an immediate family member of the director has been an executive officer or director of a non-profit organization that has received charitable contributions from the Company in an annual amount in excess of the greater of $100,000 or 1% of such charitable organization's total revenues.*
     For purposes of the independence determination, an "immediate family member" includes a director's spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in- law, brothers- and sisters-in-law and anyone (other than domestic employees) who shares the director's home.
     The Board has determined that all of the non-employee directors meet these criteria. Moreover, the Board has determined that no non-employee director has a material relationship with the Company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company).
     It is our intention that the Board will at all times be composed of a substantial majority of independent directors. Currently, 10 of our 12 directors are independent.

* More stringent than the New York Stock Exchange listing standards.

Identifying and Evaluating Nominees for Director
The Nominating and Corporate Governance Committee is responsible for evaluating candidates and recommending proposed director nominees to the Board. The Committee is composed of five independent directors, as defined by the listing standards of the New York Stock Exchange and the rules and regulations of the Securities and Exchange Commission. The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members, other Board members, management, shareholders, and, at times, executive search firms retained by the Committee to identify candidates. The Nominating and Corporate Governance Committee has adopted a policy with respect to candidates recommended by shareholders, which is summarized below and is available at our web site at www.gillette.com/investors. The Nominating and Corporate Governance Committee may review and change its nomination policy from time to time.
     Any shareholder wishing to recommend a candidate for consideration by the Nominating and Corporate Governance Committee must do so in writing and send the recommendation to Nominating and Corporate Governance Committee, The Gillette Company, Attn: Corporate Secretary, Prudential Tower Building, 48th Floor, Boston, MA 02199 not later than the 120th calendar day before the anniversary of the date the prior year's Annual Meeting proxy statement was released to shareholders (or if the Annual Meeting date has changed by more than 30 days, a reasonable time before the Company begins to print and mail its proxy statement).
     A shareholder recommendation must contain specified information and representations about the candidate, including his or her independence and commitment to represent all shareholders and comply with law and Company policies. The recommendation also must contain specified information about the shareholder, his or her stock ownership and arrangements or understandings with respect to the candidate, together with the candidate's consent to serve as a director if nominated and to permit a background check. These requirements are set forth in detail at the web address listed above.

     Evaluation of Prospective Nominees. The Nominating and Corporate
Governance Committee evaluates each candidate for election to the Board, including qualifying recommendations by shareholders on the same basis. This evaluation includes the minimum qualifications provided in the Corporate Governance Principles. The current qualifications are:
- Well-regarded in the community, with a long-standing, good reputation for the highest ethical and moral standards;
-  Good common sense and judgment;
- Professional and personal experiences and expertise relevant to the Company's business, and a record of outstanding accomplishment in present and prior positions;
- If on other boards, excellent reputation for preparation, attendance, participation, interest, and initiative;
- Business and/or professional knowledge and experience applicable to Company and shareholder goals and perspectives;
- The time, energy, interest, and willingness to become involved in the Company and its future; and
- The independence qualifications, age and board memberships limits, and willingness to meet the minimum equity interest holding guidelines, all as provided in the Corporate Governance Principles.
     In evaluating prospective nominees, the Corporate Governance Principles also require the Nominating and Corporate Governance Committee to consider:
- The extent to which the candidate helps the Board reflect the diversity of the Company's shareholders, employees, and customers;
- The ability of the prospective nominee to work positively with the Chief Executive Officer and other members of senior management;
- The ability of the candidate to contribute positively to collaboration among Board members and to the Company's ability to achieve its goals; and
- The extent to which the prospective nominee contributes to the range of talent, skill, and expertise of the Board.
     The Nominating and Corporate Governance Committee determines whether to interview any candidate. The Nominating and Corporate Governance Committee may request a third-party search firm to gather additional information about a candidate's background and experience.
     After completing its evaluation, the Nominating and Corporate Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.

Annual Meeting Attendance Policy
The Board has adopted a new policy that all Board members are requested to attend the Annual Meeting of Shareholders. One director, Mr. Kilts, attended the 2003 Annual Meeting of Shareholders.


Audit Committee Report

The Audit Committee is composed of five independent directors, as defined by the listing standards of the New York Stock Exchange and the rules and regulations of the Securities and Exchange Commission. Nancy Karch has advised the Board of Directors that she serves on the Audit Committees of three other public companies. The Board has determined that her participation on those committees does not impair her ability to effectively serve on Gillette's Audit Committee. The Board of Directors has determined that Ray J. Groves is an Audit Committee Financial Expert. The Audit Committee's responsibilities are set forth in its written Charter approved by the Board of Directors. The Committee reviews the Charter annually. Under the Charter, the Committee is authorized to retain its own advisors at the Company's expense. A copy of the Audit Committee Charter, as amended, is attached to this Proxy Statement as Appendix A.
     Management is responsible for the Company's internal controls over the financial reporting process. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report on its audit. The Committee's responsibility is to oversee and monitor these activities on behalf of the Board of Directors. In 2003, the Company's independent auditor was KPMG LLP.
     The Committee held eight meetings in person or by telephone with management and the independent auditor during the course of the year. Each in-person meeting included an executive session with the independent auditor. Management has represented to us that the Company's consolidated financial statements for the year ended December 31, 2003, were prepared in accordance with accounting principles generally accepted in the United States.
     We have reviewed with management and the independent auditor (a) significant issues, if any, regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and significant issues, if any, as to the adequacy of the Company's internal controls and any special audit steps adopted in view of material internal control deficiencies; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative Generally Accepted Accounting Principles (GAAP) methods on financial statements; (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on the financial statements of the Company; and (d) the type and presentation of information to be included in earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies. In addition, we have discussed the Company's major risk exposures and the steps that management has taken to monitor and control such exposures. Management is required to advise the Committee of any instances of fraud relating to employees who have a significant role in the Company's internal controls. The Committee was advised that management was not aware of any such instances of fraud.
     In order to aid in our discussions with the independent auditor and in our oversight activities, we developed and utilized a formal checklist of questions regarding management and accounting practices and policies.
     We reviewed the audited consolidated financial statements with both management and the independent auditor and discussed with them the quality, not just the acceptability, of the accounting principles that were followed and the clarity of disclosures in, and the presentation of, the financial statements.
We also discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61. These matters include any significant adjustments recorded or proposed by the independent auditor, management judgments and accounting estimates, significant new accounting policies, and disagreements with management, if any. We have also reviewed with the independent auditor the Company's critical accounting policies and practices.
     We obtained and reviewed a report by the independent auditor describing the firm's internal quality control procedures, as well as any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues.
     We also received the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1 and discussed with the independent auditor the firm's independence and objectivity.

     We received the following information concerning the fees of the independent auditor for the years ended December 31, 2003 and 2002, and have determined that the provision of these services is compatible with maintaining the independence of the independent auditor.


                                                             2003          2002
-------------------------------------------------------------------------------
(millions)
Audit Fees(1)                                             $  5.58      $   4.64
Audit-Related Fees(2)(3)                                      .31           .51
Tax Fees(3)
  Tax Compliance and Preparation                              .53           .83
  Tax Consulting                                             3.37          4.61
                                                          ---------------------
    Total Tax Fees                                           3.90          5.44
All Other Fees(3)                                             .04           .24
                                                          ---------------------
Total Fees                                                $  9.83      $  10.83
                                                          =====================

(1) Includes statutory audits, comfort letters, consents, and review of financial statements and filings with the SEC.

(2) Includes employee benefit plan audits; due diligence related to mergers, acquisitions, and divestitures; audits related to acquisitions; and consultation on financial accounting and reporting standards.

(3) Beginning May 6, 2003, all services were approved in advance pursuant to the Audit Committee's Pre-Approval Policy and Procedures as described below.

     In addition to meetings with management and the independent auditor, we met several times with the Company's Internal Auditor to review staffing, the internal audit plan, reports on key audits, and reports on the effectiveness of internal financial controls. In 2002, the Company outsourced its internal audit function to Deloitte & Touche LLP.
     In 2002, the Committee established its Integrity Hotline to enable employees to confidentially or anonymously report, via a toll-free telephone number, issues involving the Company's financial reports and auditing functions. The Committee reviews these reports on a regular basis.
     Based on the foregoing, we recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, which was filed with the Securities and Exchange Commission.

By the Audit Committee:
Michael B. Gifford (Chair)
Roger K. Deromedi
Ray J. Groves
Nancy J. Karch
Jorge Paulo Lemann

Audit Committee Pre-Approval Policy and Procedures
The Audit Committee established Pre-Approval Policy and Procedures that apply to both audit and non-audit services to be provided by the independent auditor. Annual audit services, engagement terms, and fees are subject to pre-approval by the Audit Committee. All audit-related, tax, and any other requested services to be provided by the independent auditor are evaluated by the Committee as to the nature of the service to be provided and the potential impact on auditor independence. If pre-approval of non-audit services is requested between meetings of the Audit Committee, the Committee has delegated pre-approval authority to Michael B. Gifford (Chair of the Audit Committee). Pre-approval decisions made on behalf of the Committee are reviewed with the Committee at the next meeting.

Stock Ownership

Securities Ownership of Directors and Officers
The following table includes all Gillette stock and stock-based holdings beneficially owned, as of March 22, 2004, by our directors, the five most highly compensated executive officers, and all directors and current executive officers as a group. All individuals have sole voting and investment power over the shares beneficially owned, unless otherwise noted. The table includes information about common stock, stock options, stock units, and Supplemental Savings Plan units.

                                         Shares            Options          Supplemental
                                   Beneficially        Exercisable          Savings Plan
Name                                   Owned(1)     Within 60 Days    and Stock Units(2)
----------------------------------------------------------------------------------------
C. W. Cramb                             43,386           651,880             10,755
E. F. DeGraan                          106,424         1,181,332             40,522
R. K. Deromedi                           8,100             1,667              2,690
W. H. Gantz                             17,516            32,999             10,218
M. B. Gifford                            7,440            32,999             14,941
R. J. Groves                             5,173             4,999              5,175
E. A. Haberli                              209           133,333                613
D. F. Hightower                          1,000            11,667              4,703
P. K. Hoffman(3)                        58,220           366,166              6,824
H. H. Jacobi                            38,975            32,999             19,818
N. J. Karch                              1,500             1,667              4,485
J. M. Kilts(4)                          68,705         2,666,665            113,762
F. H. Langhammer                            --             1,667              2,169
J. P. Lemann                         1,000,000            20,999             12,369
M. M. Yang                              54,000            16,999             12,220
Directors & Current Executive
  Officers as a Group(5)             1,592,677         7,944,973            305,224

(1) The total number of shares beneficially owned by each individual and group constitutes less than 1% of the outstanding shares. For the executive officers, the total includes common stock held under Gillette's broad-based employee benefit plans as follows: Mr. Kilts, 1,397 shares; Mr. DeGraan, 28,720 shares; Mr. Cramb, 27,300 shares; Mr. Hoffman, 27,764 shares; and Mr. Haberli, 209 shares. Participants may direct the voting of the shares held under the plans and share voting and investment power with the plans' trustees.

(2) Includes units credited to the following accounts: (i) for the non-employee directors, stock units credited to their accounts under the Deferred Compensation Plan for Outside Directors; (ii) for the executive officers, Supplemental Savings Plan units credited to their accounts under the Supplemental Savings Plan for employees; and (iii) for Mr. Kilts, the stock units described in the footnotes to the Option/SAR Grants in 2003 table on pages 30 and 31. In each case, the holder has no voting power over such units; however, they are included in the table because they represent an additional financial interest that is subject to the same market risk as Gillette's common stock.

(3) Mr. Hoffman has no voting and investment power over 4,595 of the shares reported as owned and disclaims beneficial ownership with regard to those 4,595 shares.

(4) Mr. Kilts has no voting or investment power over 100 of the shares reported as owned and disclaims beneficial ownership with regard to 800 of the shares reported as owned.

(5) Includes 220,142 shares held under Gillette's broad-based employee benefit plans by all current executive officers as a group, including the named executive officers. The participants share voting and investment power as described in footnote (1) above. In addition, one executive officer shares voting and investment power over 1,000 of the shares reported as owned and disclaims beneficial ownership with regard to 858 of those shares, and three executive officers have no voting and investment power over 2,017 of the shares reported as owned and disclaim beneficial ownership with regard to those 2,017 shares.

Five-Percent Beneficial Ownership
A beneficial owner of stock is a person who has voting power, meaning the power to control voting decisions, or investment power, meaning the power to cause the sale of the stock. This power may be direct, by contract, or through other arrangements.
     The following table provides information regarding beneficial owners of more than five percent of the outstanding shares of Gillette common stock, based on reports filed with the Securities and Exchange Commission.



Name and Address                        Number of Shares    Percent of Class
-------------------------------------------------------------------------------
Berkshire Hathaway Inc.(1)                96,000,000            9.5%
1440 Kiewit Plaza
Omaha, Nebraska 68131

FMR Corp.                                 90,146,188            8.9%
82 Devonshire Street
Boston, Massachusetts 02109

Barclays Global Investors, N.A.           65,844,768            6.5%
45 Fremont Street
San Francisco, California 94105

(1) The shares are owned through six subsidiaries of Berkshire Hathaway Inc. One of its subsidiaries, National Indemnity Company, of 3024 Harney Street, Omaha, Nebraska 68131, owns 60,000,000 shares, or 5.9% of the outstanding common stock. Warren E. Buffett, a retired director of The Gillette Company, and trusts of which he is trustee, but in which he has no financial interest, beneficially own 31.5% of the capital stock of Berkshire Hathaway Inc. His wife, Susan T. Buffett, owns 2.4% of the capital stock of Berkshire Hathaway Inc.

Related Transactions
During the past fiscal year, Gillette paid $1,708,133 to NetJets, Inc., a subsidiary of Berkshire Hathaway Inc., for the cost of Gillette's use of an aircraft.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of holdings and transactions in Gillette shares with the Securities and Exchange Commission and the New York Stock Exchange. Based on our records and other information, we believe that in 2003 our directors and executive officers met all applicable Securities and Exchange Commission filing requirements.

Gillette Comparative Five-Year Investment Performance
The following graph compares the total return on $100 invested in Gillette common stock for the five-year period from December 31, 1998, through December 31, 2003, with a similar investment in the Standard & Poor's 500 Stock Index and with the market value weighted returns of a Peer Group Index consisting of eight consumer products companies of similar size that sell products worldwide. The cumulative return includes reinvestment of dividends.

   [THE FOLLOWING WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                1998     1999     2000     2001     2002      2003
               ------   ------   ------   ------   ------   -------
Gillette        $100     $ 87     $ 78     $74      $68       $ 84
Peer Group      $100     $111     $104     $98      $97       $116
S&P 500         $100     $121     $110     $97      $76       $ 97

Peer Group Companies:

Avon Products, Inc.
The Clorox Company
Colgate-Palmolive Company
Energizer Holdings, Inc.
Kimberly-Clark Corporation
Philips Electronics, N.V.
The Procter & Gamble Company
Unilever, N.V.

Item 1 -- Election of Directors

The Board of Directors is divided into three classes, with each class consisting of four directors whose terms expire at successive Annual Meetings. Four directors will be elected at the 2004 Annual Meeting to serve for a three-year term expiring at our Annual Meeting in 2007.
     The persons named in the enclosed proxy intend to vote the proxy for the election of each of the four nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees. The nominees for 2004 are:
     Edward F. DeGraan
     Wilbur H. Gantz
     James M. Kilts
     Jorge Paulo Lemann
     Each nominee elected as a director will continue in office until his successor has been elected and qualified, or until his earlier death, resignation, or retirement.
     We expect each nominee for election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board.
     The principal occupation of, and other information about, the nominees and other directors whose terms of office continue after the Annual Meeting are set forth on the following pages.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS, DESIGNATED AS ITEM 1 ON YOUR PROXY.

Nominees for Directors for Terms to Expire in 2007

[PHOTO OMITTED] Edward F. DeGraan, Age 60 -- Director since 2000
                Vice Chairman of the Board of Directors of The Gillette Company since November 2003. He joined Gillette in 1968 and has served in a variety of manufacturing, technical, marketing, and general management positions in nearly all of Gillette's core businesses. He served as President and Chief Operating Officer from July 2000 to November 2003. He also served as Executive Vice President, Duracell North Atlantic Group, from 1996 until his election as Executive Vice President, Global Business Management, Gillette Grooming Products and Duracell, in January 1999. He was Executive Vice President, Global Business Management, from January 2000 to July 2000, when he became President and Chief Operating Officer. Mr. DeGraan served as Acting Chief Executive Officer from October 2000 to February 2001. He is a director of one other public company: Becton, Dickinson and Company; and is a trustee of the National Urban League.

[PHOTO OMITTED] Wilbur H. Gantz, Age 66 -- Director since 1992
                Chairman and Chief Executive Officer of Ovation Pharmaceuticals, Inc., a private pharmaceutical company, since September 2002. He formerly served as Chairman of the Board and Chief Executive Officer of PathoGenesis Corporation, a biopharmaceutical company, from 1992 to 2000. He served as President of Baxter International, Inc., a manufacturer and marketer of health care products, from 1987 to 1992. He joined Baxter International, Inc. in 1966 and held various management positions prior to becoming its Chief Operating Officer in 1983. Mr. Gantz is a director of two other public companies:
                The Gambro Company and W.W. Grainger and Company.

[PHOTO OMITTED] James M. Kilts, Age 56 -- Director since 2001
                Chairman of the Board, Chief Executive Officer, and President of The Gillette Company since January 2001, February 2001, and November 2003, respectively. He formerly was President and Chief Executive Officer of Nabisco Group Holdings Corp. from December 1999 until it was acquired in December 2000 by Philip Morris Companies. He was President and Chief Executive Officer of Nabisco Holdings Corp. and Nabisco Inc. from January 1998 to December 1999. He was an Executive Vice President, Worldwide Food, Philip Morris, from 1994 to 1997 and served as President of Kraft USA from 1989 to 1994. Before that, he served as President of Kraft Limited in Canada and as Senior Vice President of Kraft International. Mr. Kilts began his career with General Foods Corporation in 1970. Mr. Kilts is a director of two other public companies: The May Department Stores Company and Whirlpool Corporation. He is a director of the National Association of Manufacturers and Chairman of the Board of Directors of the Grocery Manufacturers of America. He also serves on the Board of Trustees of Knox College, is Chairman of the Advisory Council of the University of Chicago Graduate School of Business, is a director of International Executive Service Corps., and is a member of Citigroup's International Advisory Board.

[PHOTO OMITTED] Jorge Paulo Lemann, Age 64 -- Director since 1998
                Partner of GP Investimentos, a buyout and restructuring firm. He founded and was a Senior Partner of Banco de Investimentos Garantia S.A., a Brazilian investment bank, from 1976 to 1998. He is a director of three other public companies: AmBev American Beverage Co., Brazil's largest brewery, of which he is a controlling stockholder; Lojas Americanas S.A., a Brazilian discount department store chain; and Swiss Re. He is also a director of Fundacao Estudar, a provider of scholarships to needy students; Chairman of the Latin American Advisory Committee of the New York Stock Exchange; and an International Advisory Board Member of Daimler-Chrysler.

Directors Whose Terms Expire in 2005

[PHOTO OMITTED] Michael B. Gifford, Age 68 -- Director since 1993
                Retired Managing Director and Chief Executive Officer of The Rank Organisation Plc, London, England, a leisure and entertainment company, positions that he held from 1983 to 1996. He served as Chairman of the Board of Danka Business Systems Plc from March 2001 to January 2002 and as Danka's interim Chief Executive Officer from October 2000 to February 2001. He was Finance Director of Cadbury Schweppes Plc from 1978 to 1983 and Chief Executive of Cadbury Schweppes Australia from 1975 to 1978. He is a director of one other public company: Danka Business Systems Plc.

[PHOTO OMITTED] Ray J. Groves, Age 68 -- Director since 2002
                Chairman and Chief Executive Officer of Marsh Inc. since July 2003. He served as President and Chief Executive Officer of Marsh Inc. from January 2003 to June 2003, and as President and Chief Operating Officer from October 2001 to January 2003. He served as Chairman of Legg Mason Merchant Banking, Inc. from 1995 to 2001. He retired in 1994 from Ernst & Young, where he had held numerous positions for 37 years, including the last 17 years as Chairman and Chief Executive Officer. He is a director of three other public companies: Marsh & McLennan Companies, Inc.; Boston Scientific Corporation; and Electronic Data Systems Corporation. He is a member of the Council on Foreign Relations. He is also a managing director of the Metropolitan Opera Association and a director of The Ohio State University Foundation.

[PHOTO OMITTED] Fred H. Langhammer, Age 60 -- Director since 2003
                Chief Executive Officer of The Estee Lauder Companies Inc. since 2000 and President since 1995. He was Chief Operating Officer from 1985 through 1999. Mr. Langhammer joined The Estee Lauder Companies in 1975 as President of its operations in Japan. In 1982, he was appointed Managing Director of its operations in Germany. He is a director of two other public companies: The Estee Lauder Companies Inc. and Inditex S.A., an apparel manufacturer and retailer. He is a director of The Cosmetic, Toiletry, and Fragrance Association; the German American Chamber of Commerce, Inc.; and is Co-Chairman of the American Institute for Contemporary German Studies at Johns Hopkins University. He is also a Senior Fellow of the Foreign Policy Association and a director of the Japan Society.

[PHOTO OMITTED] Marjorie M. Yang, Age 51 -- Director since 1998
                Chairman and Chief Executive Officer of Esquel Group, a leading textile and garment manufacturer headquartered in Hong Kong. She has held various management positions within the Esquel Group since joining the company in 1978. She is a director of three other public companies: The Hongkong and Shanghai Banking Corporation Ltd.; Pacific Century Regional Developments Ltd., Singapore; and Swire Pacific Limited, Hong Kong. She is also a member of the MIT Corporation, a member of the New York Stock Exchange International Advisory Committee, and a trustee of The Conference Board.

Directors Whose Terms Expire in 2006

[PHOTO OMITTED] Roger K. Deromedi, Age 50 -- Director since 2003
                Chief Executive Officer of Kraft Foods Inc. since December 2003. Mr. Deromedi was President and Chief Executive Officer of Kraft Foods International, Inc. from April 1999 until December 2003 and served as Co-Chief Executive Officer of Kraft Foods Inc. from 2001 until December 2003. He has been employed continuously by Kraft Foods Inc. and its subsidiaries and predecessor, General Foods Corporation, in various capacities since 1977, including service as Executive Vice President and General Manager of Kraft's Cheese Division and Executive Vice President and General Manager of its Specialty Products Division. Mr. Deromedi served as Group Vice President, Kraft Foods International, Inc., and President, Asia Pacific, from 1998 until 1999, and President, Western Europe, Kraft Foods International, Inc., from December 1995 until 1998. He is a director of one other public company: Kraft Foods Inc.

[PHOTO OMITTED] Dennis F. Hightower, Age 62 -- Director since 1999
                Retired Chief Executive Officer of Europe Online Networks, S.A. He served in that position from May 2000 to February 2001. He was a Professor of Management at the Harvard University Graduate School of Business Administration from July 1996 through June 2000 and a senior executive with The Walt Disney Company from 1987 to 1996. He was President of Walt Disney Television and Telecommunications and earlier served as President of Disney Consumer Products--Europe, Middle East and Africa. He also served in executive positions with General Electric Company and McKinsey & Company, among others. Mr. Hightower is a director of four other public companies:
                Accenture Ltd.; Northwest Airlines, Inc.; PanAmSat Corporation; and The TJX Companies, Inc. He is a director of Domino's Inc. and serves as a trustee of Casey Family Programs, Seattle, Washington, and as Chairman of the Advisory Committee of the Andrew Young Center for International Affairs at Morehouse College, Atlanta, Georgia.

[PHOTO OMITTED] Herbert H. Jacobi, Age 69 -- Director since 1981
                Chairman of the Supervisory Board of HSBC Trinkaus & Burkhardt KGaA, a German bank, since 1998. He was Chairman of the Managing Partners of Trinkaus & Burkhardt KGaA from 1981 to 1998. He was a managing partner of Berliner Handels- und Frankfurter Bank from 1977 until 1981 and an Executive Vice President of Chase Manhattan Bank from 1975 to 1977. Mr. Jacobi is a director of one other public company: HSBC Trinkaus & Burkhardt KGaA. He is also a director of DIC Deutsche Investors' Capital AG and MADAUS AG. He is President of German-American Federation Steuben-Schurz e.V. and a member of the Supervisory Board of WILO AG.

[PHOTO OMITTED] Nancy J. Karch, Age 56 -- Director since 2002
                Retired Senior Partner of McKinsey & Company, an independent consulting firm. She served in that position from 1988 until her retirement in 2000. She served in various executive capacities at McKinsey since 1974. Ms. Karch is a member of the McKinsey Advisory Council and serves as a director of three other public companies: Liz Claiborne, Inc.; Toys "R" Us Inc.; and The Corporate Executive Board. She is also on the Board and the Executive Committee of the Westchester Land Trust, a not-for-profit organization.

Non-Employee Director Compensation and Stock Ownership
Annual Board Retainer. Non-employee directors receive an annual retainer of $75,000 per year. The chair of a Committee receives an additional $15,000 per year. To foster a long-term commitment to the Company, the directors are required to defer 50% of their annual retainer into stock units (phantom stock) and may defer any portion of their remaining retainer(s) in cash and/or stock units. Each stock unit is equal in value to one share of Gillette's common stock. The value of the deferred stock units increases or decreases with the market value of the stock. Deferred stock units do not have voting power.
     Stock units receive dividend equivalents in the form of additional stock units. Retainers deferred in cash are credited semiannually with interest at a rate equivalent to the average yield on U.S. Treasury bills on the first trading day of each calendar year. The rate is adjusted annually. All deferred retainers are payable in cash at retirement, resignation, or a change in control. They cannot be withdrawn in advance. At the time of deferral, a director may elect to take the deferred payment either in a lump sum or in annual installments over a period of up to 10 years.
     Stock Options. Each non-employee director annually receives a non-incentive stock option to purchase 5,000 shares (7,500 beginning in 2004) of common stock on the second business day after the Annual Meeting. These option awards are non-discretionary. In 2003, awards were granted on May 19 at an exercise price of $32.74 per share (the average of the high and low trading prices of the common stock on that date). The options become exercisable in one-third increments over the first three anniversaries of the award. The options become immediately exercisable upon death, retirement, or a change in control. The options remain exercisable for 10 years while the director serves on the Board. If a non-employee director leaves the Board after reaching age 65 or serving five or more years, the option can be exercised for the remaining life of the option. In the event of death, the exercise period will become the lesser of three years or the remaining life of the option. If a non-employee director leaves before reaching age 65 or serving five years, any vested options will expire within ninety days of resignation.
     If the shareholders approve the 2004 Long-Term Incentive Plan at the 2004 Annual Meeting, the 2004 stock option awards will be made to the non-employee directors under that Plan.
     Other Compensation. No other cash or equity compensation is paid to our directors. The Pension Plan for directors was terminated in 1996. Directors are eligible to participate in the Company's Matching Gifts Program.
     During 2003, Mr. Jacobi received director fees totaling $11,170 for his services as a director of Braun GmbH, a Gillette subsidiary. Mr. Jacobi has resigned from the Board of Braun GmbH, effective May 2004.
     Stock Ownership. Each director must own the equivalent of at least 1,000 shares of the Company's common stock. The requirement may be met with common stock and/or the stock units described above, but not with stock options. More specific information regarding the directors' stock ownership can be found in the Stock Ownership Table on page 9.

Board Meetings
The Board of Directors met seven times during 2003. The Chairman of the Board sets the agenda for each meeting, but any director may request items to be included. Each meeting includes an executive session of the independent directors.
     The Board is kept informed about the Company outside of Board meetings through informal discussions with the Chief Executive Officer and other officers, by reviewing materials sent to them, and by visiting our offices and plants. Advance meeting materials sent to the Board include prior minutes, agendas, financial reports, presentation materials, and media and analyst reports, as well as other information intended to enable the directors to prepare for meetings and to use meeting time productively.

Lead Director
Annually, the Board elects a lead director who chairs the executive sessions of independent directors. The lead director for 2003-2004 is Herbert H. Jacobi.

Committees and Meetings
During 2003, the Board of Directors had four standing committees: Audit, Compensation, Finance, and Nominating and Corporate Governance.
     The table below provides membership information for each of the Board's committees.

                                                              Nominating and
                                                                   Corporate
Name                   Audit     Compensation     Finance         Governance
--------------------------------------------------------------------------------
Roger K. Deromedi        X                                          X
Wilbur H. Gantz                       X                             X*
Michael B. Gifford       X*                         X
Ray J. Groves            X                          X
Dennis F. Hightower                   X*                            X
Herbert H. Jacobi                     X             X*
Nancy J. Karch           X                                          X
Fred H. Langhammer                    X             X
Jorge Paulo Lemann       X                          X
Marjorie M. Yang                      X                             X
2003 Meetings            8            4             5               4
*Chair
--------------------------------------------------------------------------------

     While each committee has its own charter and designated responsibilities, the committees act on behalf of the entire Board. The committees regularly report on their activities to the entire Board, and all Board members receive copies of each committee's agendas and minutes.
     During 2003, all of our directors attended at least 75 percent of the regularly scheduled meetings of the Board and Board committees on which they served. The average attendance of directors at all meetings for the year was 94 percent.
     The Audit Committee: The Audit Committee meets at least four times a year and is responsible for the annual appointment of the independent auditor and oversight of the financial reporting process. More specifically, the Committee is responsible for:
- monitoring the Company's internal controls over the financial reporting process;
- monitoring the audit of the Company's consolidated financial statements by the independent auditor;
- appointing or terminating, determining the compensation of, and evaluating the quality and independence of, the independent auditor;
-  monitoring the assessment of the Company's risks and risk controls;
-  overseeing the Company's internal audit function;
- pre-approving all services by the independent auditor, including non-audit-related services; and
- reviewing earnings releases, periodic reports to the Securities and Exchange Commission, and the financial information provided to the analysts and credit rating agencies.

     A copy of the revised Audit Committee Charter is attached as Appendix A to this Proxy Statement.
     The Compensation Committee: The Compensation Committee meets at least four times annually and is responsible for overseeing compensation and benefits. More specifically, the Committee is responsible for:
-  recommending the compensation for the Chief Executive Officer;
-  approving the compensation for the other executive officers;
-  recommending the compensation for directors;
- reviewing the financial performance and operations of the major benefit plans;
-  administering the Company's executive incentive plans; and
- recommending the succession plan for the Chief Executive Officer and executive officers.
     The Finance Committee: The Finance Committee meets at least twice annually and is responsible for the oversight of the Company's financing operations. More specifically, the Committee is responsible for:

- approving the Company's financial policies;
- approving the Company's risk management policies;
- reviewing stock repurchase programs;
- reviewing the dividend policy;
- approving debt;
- approving certain capital investments and divestitures and reviewing larger capital projects;
- conducting post-investment reviews of major capital expenditures;
- reviewing the Company's financial condition; and
- reviewing the Company's tax strategy.
     The Nominating and Corporate Governance Committee: The Nominating and Corporate Governance Committee meets at least twice annually and is responsible for the nomination of directors and the Company's corporate governance practices. More specifically, the Committee is responsible for:
- evaluating and recommending director candidates to the Board;
- evaluating the performance of the Chief Executive Officer;
- evaluating the effectiveness of the Board and its committees;
- recommending to the Board ways to enhance services to, and improve communications and relations with, the Company's shareholders;
- recommending proposed changes to the Company's Certificate of Incorporation or bylaws; and
- recommending changes to the Company's corporate governance practices.

     All the Committee charters are available on our web site at www.gillette.com/investors.

Item 2 -- Ratification of the Appointment of the Auditor
We are asking shareholders to ratify the appointment by the Audit Committee of KPMG LLP as the independent auditor for 2004. Representatives of KPMG LLP will attend the 2004 Annual Meeting, where they will have the opportunity to make a statement if they wish to do so and will be available to answer questions from the shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL, DESIGNATED AS PROPOSAL 2 ON YOUR PROXY.

Item 3 -- Approval of the 2004 Long-Term Incentive Plan
We are asking shareholders to approve the 2004 Long-Term Incentive Plan (the "Incentive Plan") adopted by the Compensation Committee and the Board of Directors, subject to approval by the shareholders. Currently, stock options are the only equity incentive available to the Compensation Committee under the 1971 Stock Option Plan. Since the adoption of the 1971 Stock Option Plan, there have been significant changes in compensation design. The Incentive Plan will broaden the array of equity alternatives available to the Compensation Committee when designing compensation incentives. The Board believes that equity incentives provide important medium- and long-term incentives for directors, officers, and other key employees to achieve Gillette's Strategic Growth Plan. The Board also believes that broad equity incentives consistent with those available to other leading companies are required for Gillette to compete for, motivate, and retain high-quality directors, executives, and other key employees.

Description of the Incentive Plan
The purpose of the Incentive Plan is to promote the interests of Gillette and its shareholders and to provide an additional incentive for eligible key employees and directors.
     Effective Date and Expiration. The Incentive Plan would become effective on May 20, 2004, and would terminate on May 19, 2014. No award may be made under the Incentive Plan after its expiration date, but awards made prior thereto may extend beyond that date.

     Shares Subject to the Plan. Subject to certain adjustments, the number of shares of Gillette common stock that may be issued pursuant to awards under the Incentive Plan is 19,000,000, plus any shares that remain available for issuance under the 1971 Stock Option Plan as of the date the Incentive Plan is approved by the shareholders of the Company. The number of these shares is estimated to be approximately 18,000,000. In addition, any shares of Gillette stock subject to awards outstanding under the 1971 Stock Option Plan that lapse, expire, or terminate without the issuance of Gillette stock will also be available for awards under the Incentive Plan.
     If any award granted under the Incentive Plan is forfeited or the award otherwise terminates without the issuance of shares, the shares associated with the award will be available for future grants. In addition, shares that are tendered to Gillette by a participant as payment of the exercise price of any stock option, or shares withheld from any award to satisfy a participant's tax withholding obligations, will not count as shares issued under the Incentive Plan.
     Award Limits. Subject to the overall limit described in the preceding paragraphs, up to 37,000,000 shares may be issued pursuant to incentive stock options (ISOs) and up to 37,000,000 shares may be issued pursuant to awards in the form of non-qualified stock options (NQSOs). However, the aggregate number of shares issued pursuant to ISOs, NQSOs, and other awards may in no event exceed the overall limit described in the preceding paragraphs.
     Up to 5% of the maximum aggregate pool of shares available for issuance under the Incentive Plan may be awarded as restricted stock or restricted stock units without regard to the nature or extent of the applicable restrictions. Additional awards of restricted stock or restricted stock units may be made only if the awards either vest not more rapidly than prorated annual vesting over a three-year period, based on continued employment with or service to Gillette and its subsidiaries, or vest based on the attainment of performance goals by reference to a performance period of at least 12 months.
     Voting Power Dilution. Approval of the Incentive Plan is estimated to result in a maximum total voting power dilution for all equity-based awards of 10.8%, as shown below.

   Dilution Calculation Method

   19,000,000(1) + 18,000,000(2) + 84,061,979(3)
   ----------------------------------------------------------------  = 10.8%
   19,000,000(1) + 18,000,000(2) + 84,061,979(3) + 1,002,857,108(4)

   (1) Newly authorized shares under the Incentive Plan.

   (2) Shares that are authorized and remain available for grant under the 1971 Stock Option Plan.

   (3) Shares that are currently subject to awards under the 1971 Stock Option Plan and options granted to the Chairman at the time he was hired.

   (4) Shares of Gillette common stock outstanding as of March 22, 2004.

     Participant Share Limits. The Incentive Plan also imposes annual per-participant award limits, starting with calendar year 2004. The maximum number of shares of common stock for which stock options may be granted to any person in any calendar year and the maximum number of shares of common stock subject to stock appreciation rights ("SARs") granted to any person in any calendar year is, in each case, 3,000,000, plus any unused limit from prior years. The maximum aggregate grant to any person in any calendar year of restricted stock and restricted stock units is 2,000,000 shares, plus any unused limit for that person from prior years. The maximum aggregate grant to any person in any calendar year of performance shares and the maximum aggregate grant to any person in any calendar year of other stock-based awards is, in each case, 1,500,000 shares, plus any unused limit from prior years. The maximum aggregate grant amount with respect to cash-based awards granted in any calendar year to any person may not exceed $10,000,000, plus any unused limit from prior years.
     No more than 1,000,000 shares may be issued to non-employee directors under the Incentive Plan, and the maximum aggregate grant with respect to awards made in any one calendar year to any one non-employee director is 20,000 shares, plus any unused limit for that non-employee director from prior years.
     The limits described above, the shares issuable under the Incentive Plan, and the relevant terms of, and value determinations under, outstanding awards are subject to adjustment by the Compen-sation Committee to reflect stock dividends, stock splits, reverse stock splits, and other corporate events or transactions, including without limitation distributions of stock or property other than normal cash dividends. The Compensation Committee may also make adjustments to reflect unusual or nonrecurring events.
     Administration. The Compensation Committee is responsible for administering the Incentive Plan and has the discretionary power to interpret the terms and intent of the Incentive Plan and any plan-related documentation, to determine eligibility for awards and the terms and conditions of awards, and to adopt rules, regulations, forms, instruments, and guidelines. Determinations of the Compensation Committee made under the Incentive Plan are final and binding. The Compensation Committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents, or advisors. The Compensation Committee may also delegate to one or more Gillette officers the power to designate other employees (other than officers subject to Section 16 of the Securities Exchange Act of 1934, as amended) to receive awards. Awards to non-employee directors under the Incentive Plan will be determined by the Board and are not subject to management's discretion.
     Eligibility. Key employees of Gillette and its subsidiaries who are selected by the Compensation Committee and non-employee directors are eligible to participate in the plan. There are currently 2,952 eligible key employees and 10 eligible non-employee directors.
     Stock Options. The Compensation Committee may grant both ISOs and NQSOs under the Incentive Plan. Eligibility for ISOs is limited to employees of Gillette and its subsidiaries. The exercise price of both ISOs and NQSOs cannot be less than the fair market value of the common stock at the time of grant, and the latest expiration date cannot be later than the 10th anniversary of the date of grant. Fair market value under the Incentive Plan may be determined by reference to market prices on a particular trading day or on an average of trading days. The exercise price may be paid with cash or its equivalent, with previously acquired shares of common stock, or by other means approved by the Compensation Committee, including by means of a broker-assisted exercise. The Compensation Committee may substitute SARs for stock options.
     Stock Appreciation Rights. The Compensation Committee may grant SARs under the Incentive Plan either alone or in tandem with stock options. The grant price of a SAR cannot be less than the fair market value of the common stock at the time of grant and the latest expiration date cannot be later than the 10th anniversary of the date of grant. Freestanding SARs may be exercised on such terms as the Compensation Committee determines, and tandem SARs may be exercised by relinquishing the related portion of the tandem option. Upon exercise of a SAR, the holder will receive from Gillette cash, shares of common stock or a combination, as determined by the Compensation Committee, equal in value to the difference between the fair market value of the common stock subject to the SAR, determined as described above, and the grant price.
     Restricted Stock; Restricted Stock Units. The Compensation Committee may award restricted common stock and restricted stock units. Restricted stock awards consist of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock unit awards result in the transfer of shares of stock to the participant only after specified conditions are satisfied. A holder of restricted stock is treated as a current shareholder and is entitled to dividends and voting rights, whereas the holder of a restricted stock unit award is treated as a shareholder with respect to the award only when the shares of common stock are delivered in the future. The Compensation Committee will determine the restrictions and conditions applicable to each award of restricted stock or restricted stock units.
     Cash-Based Awards. The Compensation Committee may grant cash-based awards under the Incentive Plan that specify the amount of cash to which the award pertains, the conditions under which the award will be vested and exercisable or payable, and such other conditions as the Compensation Committee may determine that are not inconsistent with the terms of the Plan. Although based on a specified amount of cash, cash-based awards may be paid, in the Compensation Committee's discretion, either in cash or by the delivery of shares of common stock.
     Other Stock-Based Awards. The Compensation Committee may grant equity-based or equity-related awards, referred to as "other stock-based awards," other than options, SARs, restricted stock, restricted stock units, or performance shares as described below. The terms and conditions of each other stock-based award shall be determined by the Compensation Committee. Payment under any other stock-based awards will be made in common stock or cash, as determined by the Compensation Committee.
     Performance Acceleration of Awards Generally; Performance Shares. The Compensation Committee may provide that vesting or payment of any award will accelerate if performance conditions determined by the Compensation Committee are satisfied. In addition, the Compensation Committee may grant stock-based awards that will vest or be paid only if specified performance conditions are satisfied, referred to as "performance shares." The Compensation Committee will determine the restrictions and conditions applicable to each award of performance shares. Payment under a performance share award will be made in common stock or cash, as the Compensation Committee determines.
     The Incentive Plan contemplates that awards subject to performance conditions may qualify as exempt performance-based compensation for purposes of
Section 162(m) of the Internal Revenue Code (the "Code"). Awards intended to satisfy this exemption that are made to persons whose compensation is subject to the deduction limitation of Section 162(m) of the Code must be conditioned on the achievement of objectively determinable performance goals based on one or more of the following performance measures (determined either on a consolidated basis, or, as the context permits, on a divisional, entity, line of business, project, or geographical basis, or in combinations thereof): net earnings or net income (before or after taxes); net income per share; net sales growth; net operating profit; return measures (including, but not limited to, return on invested capital, assets, equity, or net sales); cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); income before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total shareholder return); expense targets; margins; operating efficiency; working capital targets; and Economic Value Added (net operating profit after taxes minus the sum of capital multiplied by the cost of capital). The Compensation Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met and may provide in an award that any evaluation of performance may include or exclude any of the following that are objectively determinable and that occur during the performance period to which the award is subject: asset write-downs; litigation, claims, judgments, or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion of financial condition and results of operations appearing in Gillette's annual report to shareholders for the applicable year; acquisitions, divestitures, joint ventures, or alliances; and foreign exchange gains and losses.
     Dividend Equivalents. The Compensation Committee may provide for the payment of dividend equivalents with respect to any shares of common stock subject to an award that have not actually been issued under the award.
     Termination of Employment. The Compensation Committee will determine how each award will be treated following termination of the holder's employment with or service to Gillette, including the extent to which unvested portions of the award will be forfeited and the extent to which options, SARs, or other awards requiring exercise will remain exercisable.
     Additional Provisions. Neither ISOs nor, except as the Compensation Committee otherwise expressly determines, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient's lifetime, an ISO and, except as the Compensation Committee may determine, other non-transferable awards requiring exercise may be exercised only by the recipient.
     Unless otherwise provided pursuant to a termination settlement agreement or employment agreement with Gillette or any of its subsidiaries, participants while employed and for an 18-month period thereafter may not compete with Gillette or its subsidiaries and may not solicit away Gillette's business or employees. In addition, participants are subject to nondisclosure and nondisparagement requirements. A breach of these restrictions may result in cancellation of awards or the recovery by Gillette of gain realized under an award. These restrictions, other than the restriction on soliciting business away from Gillette, lapse upon a change of control of Gillette as defined in the Incentive Plan.

     Treatment of Awards Upon a Change of Control and Related Transactions. If Gillette is party to a consolidation, merger, or similar transaction, or series of related transactions, in which it is not the surviving corporation or which results in the acquisition of all or substantially all of Gillette's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, or a sale or transfer of all or substantially all of Gillette's assets, or a dissolution or liquidation of Gillette, the Compensation Committee may provide for the assumption of some or all outstanding awards or for the grant of new awards in substitution therefore by the acquirer or survivor or an affiliate, if any, in each case on substantially equivalent terms as determined by the Compensation Committee. If there is no assumption or substitution, outstanding options, SARs, and other awards requiring exercise will become fully exercisable and payment under other awards will accelerate, in each case on a basis that gives the holder a reasonable opportunity, as determined by the Compensation Committee, following exercise or the delivery of any shares under the award, to participate as a shareholder in the transaction, and the award will terminate upon consummation of the transaction. A transaction involving a tender offer that is reasonably expected to be followed by a merger described above, as determined by the Compensation Committee, will be deemed to have occurred upon consummation of the tender offer.
     The Incentive Plan also provides for certain protections in the event of a change of control of Gillette. A change of control could include, but would not necessarily be limited to, a transaction of a type described in the preceding paragraph. In the event of a change of control, all options and SARs would become immediately exercisable, whether or not they were continued directly or by means of a substitution of awards. Any options and SARs, including substitute awards, continued in the change-of-control transaction would remain exercisable for two years following any termination of an employee participant's employment (other than for cause), any voluntary termination for good reason (as defined in the Incentive Plan) of an employee participant's employment, or any termination of a director participant's service as a director, in each case occurring within two years following the change of control, but not beyond the 10th anniversary of the grant date. Any restrictions applicable to outstanding shares of restricted stock would lapse and outstanding awards of restricted stock units would be satisfied by the delivery of shares of common stock, in each case on a basis that gave the holder a reasonable opportunity, as determined by the Compensation Committee, to participate as a shareholder in the change-of-control transaction. Also, the target payout opportunities attainable under all outstanding performance shares or performance-based restricted stock or restricted stock unit awards would be treated as having been earned on the same basis as if targeted performance had been attained for the performance period, and the awards would vest and be paid accordingly (in cash, if the award is cash-based or if the Compensation Committee otherwise so determines), and except as otherwise provided by written agreement with the award recipient, conditions to payment under cash-based awards and other stock-based awards would be deemed satisfied and those awards would be paid.
     Amendment; Awards Granted in Connection With Transactions. The Board or the Compensation Committee may at any time or times alter, amend, modify, suspend, or terminate the Incentive Plan or any outstanding award in whole or in part, but no such amendment may adversely affect the rights of any participant without his or her consent under an outstanding award. No amendment of the Incentive Plan will be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule. Under current federal law, regulations, and stock exchange rules, changes requiring shareholder approval include changes that:
- increase the number of shares of Gillette stock that may be issued under the Incentive Plan (except in the case of a recapitalization, stock split, or other changes in the corporate structure, in which event the Committee may make appropriate adjustments);
- increase the maximum individual award limitations;
- expand the type of awards available to participants;
- materially expand the class of employees eligible to participate;
- materially change the method of determining the exercise price of options;
- delete or limit the provision prohibiting repricing of options; or
- extend the term of the Incentive Plan.

Gillette may grant awards under terms differing from those provided for in the Incentive Plan where such awards are granted in substitution for awards held by employees of other corporations who become employees of Gillette or a subsidiary as the result of a merger, consolidation, or other transaction. The share limits applicable generally to awards under the Incentive Plan will not apply to awards described in the preceding sentence, including awards assumed in such a transaction.
     Awards for Non-U.S. Employees. To comply with the laws in other countries in which Gillette or its subsidiaries operate or have employees or directors, the Compensation Committee may establish subplans under the Incentive Plan and modify the terms of the awards made to such employees and non-employee directors.
     Plan Benefits. The future benefits or amounts that would be received under the Incentive Plan by executive officers, non-employee directors, and non-executive officer employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts that would have been received by or allocated to such persons for the last completed fiscal year if the plan had been in effect cannot be determined.

Federal Tax Effects
The following discussion summarizes certain federal income tax consequences of the issuance and receipt of stock options under the Incentive Plan, under the law as in effect on the date of this Proxy Statement. The summary does not cover all federal employment tax or other federal tax consequences that may be associated with the Incentive Plan nor does it cover state, local, or non-U.S. taxes.
     ISOs. In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With some exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price. An equivalent amount is available to Gillette as a tax deduction. Any additional gain recognized in the disposition is treated as a capital gain for which Gillette is not entitled to a deduction.
     NQSOs. In general, in the case of an NQSO, the optionee has no taxable income at the time of grant, but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of shares acquired upon exercise over the exercise price. An equivalent amount is available to Gillette as a tax deduction. Upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which Gillette is not entitled to a deduction. In general, an ISO that is exercised by the optionee more than three months after termination of employment (including retirement) is treated as an NQSO. ISOs are also treated as NQSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.
     Other. Awards under the Incentive Plan may be subject to tax withholding. Where an award results in income subject to withholding, Gillette may require the participant to remit the necessary taxes to Gillette. If the Compensation Committee approves, participants may satisfy their tax withholding requirements by causing shares of common stock to be withheld.
     In general, under Section 162(m) of the Code, remuneration paid by a public corporation to its chief executive officer or any of its other top four named executive officers, ranked by pay, is not deductible to the extent it exceeds $1,000,000 for any year. Taxable payments or benefits under the Incentive Plan may be subject to this deduction limit. However, under Section 162(m) of the Code, qualifying performance-based compensation, including income from stock options and other performance-based awards that are made under shareholder approved plans and which meet certain other requirements, is exempt from the deduction limitation. The Incentive Plan has been designed so that the Compensation Committee in its discretion may grant qualifying exempt performance-based awards under the Incentive Plan.
     Under the so-called "golden parachute" provisions of the Code, the accelerated vesting of stock options and benefits paid under other awards in connection with a change of control of Gillette may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change of control, in excess of certain limits. If these limits are exceeded, a portion of the amounts payable to the participant may be subject to an additional 20% federal tax and may be nondeductible to the corporation.

Equity Compensation Plan Information
The following table gives information about our common stock that may be issued upon the exercise of options under all of our existing equity compensation plans as of December 31, 2003.

                                                                                              Number of
                                                                                   Securities Remaining
                                             Number of                              for Future Issuance
                                      Securities to be                                     Under Equity
                                           Issued Upon                               Compensation Plans
                                           Exercise of        Weighted-Average    (excluding securities
                                           Outstanding       Exercise Price of         reflected in the
Plan Category                                  Options     Outstanding Options            first column)
-------------------------------------------------------------------------------------------------------
Equity compensation plans approved
  by shareholders                         82,955,866           $ 37.15                       18,634,795
Equity compensation plans not
  approved by shareholders(1)              2,000,000           $ 34.16                               --
                                          -------------------------------------------------------------
Total                                     84,955,866           $ 37.08                       18,634,795
                                          -------------------------------------------------------------

(1) Represents stock options awarded to the Chairman on January 19, 2001, his hire date. The exercise price is the average of the high and low prices of the stock on the award date. One-quarter of the options vested immediately, and the remainder vested in one-third increments over a three-year period. The option remains exercisable for 10 years from the date of award during employment. The post-retirement period is the lesser of five years or the life of the option.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL, DESIGNATED AS PROPOSAL 3 ON YOUR PROXY.

Item 4 -- Shareholder Proposal
This proposal was submitted by Walden Asset Management, 40 Court Street, Boston, MA 02108, the owner of 45,723 shares of Gillette's common stock. Co-filing the resolution are: Board of Pensions of the Evangelical Lutheran Church in America, 800 Marquette Ave, Suite 1050, Minneapolis, MN 55402, the owner of 66,200 shares; Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, Bethesda, MD 20814, the owner of 153,535 shares; Christian Brothers Investment Services, Inc., 90 Park Avenue, 29th floor, New York, NY 10016, the owner of 44,000 shares; The Congregation of the Sisters of Charity of the Incarnate Word, P.O. Box 230969, 6510 Lawndale, Houston, TX 77223, the owner of 1,300 shares; and The Catholic Equity Fund, 1100 West Wells Street, Milwaukee, WI 53233, the owner of 2,965 shares.
     Resolved, that the stockholders request that the Board of Directors take the steps necessary to declassify the election of directors by ensuring that in future Board elections directors are elected annually and not by classes as is now provided. The declassification shall be phased in so that it does not affect the unexpired terms of directors previously elected.
     Proponents' Supporting Statement. This resolution requests that the Board end the present staggered board system with 1/3 of directors elected each year and instead ensure that all directors are elected annually. We believe shareholders should have the opportunity to vote on the performance of the entire Board each year.
     Increasingly, institutional investors are calling for the end of this system. California's Public Employees Retirement System, New York City pension funds, New York State pension funds and many others including the Council of Institutional Investors, and Institutional Shareholder Services, one of the most influential proxy evaluation services, support this position.
     Shareholder resolutions to end this staggered system of voting have received large votes, averaging 62% in 2003, revealing strong investor support for this reform. Numerous companies have demonstrated leadership by changing this practice including Pfizer, Bristol-Myers Squibb, and Dow Jones.
     We strongly believe that our company's financial performance is linked to its corporate governance policies and procedures and the level of Board and management accountability they establish.
     We do not believe this reform would affect the continuity of director service since our directors, like those at an overwhelming majority of companies, are routinely elected with strong shareholder approval.
     After listening to investor input, Pfizer changed its staggered board by taking a shareholder vote, which passed with 84%. The Pfizer 2003 proxy statement stated convincingly:
     "The Board of Directors examined the arguments for and against continuation of the classified board, in light of the size and financial strength of the company, listened to the views of a number of its shareholders, and determined that the classified board should be eliminated. The Board believes that all directors should be equally accountable at all times for the company's performance and that the will of the majority of shareholders should not be impeded by a classified board. The proposed amendment will allow shareholders to review and express their opinions on the performance of all directors each year. Because there is no limit to the number of terms an individual may serve, the continuity and stability of the Board's membership and our policies and long-term strategic planning should not be affected."
     We believe the Compensation, Nominating, and Audit Committees, as well as the full Board need to be fully and annually accountable to shareowners -- another key reason for annually electing directors.
     While the Board has studied this issue after a shareowner vote of 64% supported this reform at the 2003 stockholder meeting, it did not survey shareowners to better understand their rationale for their overwhelmingly favorable vote. Please vote yes for this reform to encourage the Board to implement it.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE REASONS SET FORTH BELOW.

     Statement of the Board in Opposition. The Board of Directors, with the assistance of its professional advisors, has given this proposal extensive consideration, particularly in light of the votes on similar proposals at the last two Annual Meetings. We have determined that it is not the appropriate time to declassify the Gillette Board.
     We believe that a classified Board can be an important part of Gillette's arsenal in resisting a takeover on terms that are not advantageous to all shareholders. Absent a classified Board, a potential acquirer could gain control of Gillette by replacing a majority of the Board with its own slate of nominees at a single annual meeting by a simple plurality of the votes cast and without paying any premium to Gillette's shareholders. We are particularly sensitive to this in light of Gillette's experience with a hostile proxy contest to take control of the Company. A classified Board structure enhances the Board's ability to negotiate the best results for shareholders in a takeover situation.
     Our classified Board ensures that a majority of directors at any time will have the prior experience and in-depth knowledge of Gillette to oversee its complex, multinational business. We believe a director's contributions are best measured over several years versus the shorter-run evaluation of annual elections.
     It is frequently argued that takeover defenses lead to complacent management, which leads to poor company performance. However, there are few statistical studies published to support this argument. To the contrary, a study jointly released by Institutional Shareholder Services and Georgia State University found that companies with stronger takeover defenses outperform other companies.
     We believe that the benefits of the current classified Board structure do not come at the cost of directors' accountability to shareholders. We believe that directors elected to three-year terms are as accountable to shareholders as directors elected annually, and that our directors will uphold their fiduciary duties to Gillette and its shareholders, regardless of the length of their term of office.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL, DESIGNATED AS PROPOSAL 4 ON YOUR PROXY.

Item 5 -- Shareholder Proposal

This proposal was submitted by the United Brotherhood of Carpenters Pension Fund, 101 Constitution Avenue, N.W., Washington, D.C. 20001, the owner of
17,200 shares of Gillette's common stock.
     Resolved, that the shareholders of The Gillette Corporation ("Company") request that the Board of Directors and its Audit Committee adopt a policy stating that the public accounting firm retained by our Company to audit the Company's financial statements will perform only "audit" and "audit-related" work for the Company and not perform services generating "tax fees" and "all other fees" as categorized under the U.S. Securities and Exchange Commission ("SEC") regulations.
     Proponent's Supporting Statement. The issue of auditor independence has been a major concern for investors and the markets since the demise of Enron.
In response to numerous incidences of accounting fraud that shook the foundations of the corporate financial auditing and reporting system, both Congress and the SEC have responded with important reforms. However, we believe that more needs to be done to limit the potential impairment of auditor independence.
     The Sarbanes-Oxley Act ("Sarbanes-Oxley") was a strong effort to deal with various aspects of the auditor independence issue. Sarbanes-Oxley enhanced the role of board audit committees in retaining and monitoring audit firms, while limiting the types of non-audit services that audit firms are permitted to perform for audit clients. The SEC followed-up with enhanced reporting requirements (Release No. 33-8183, May 6, 2003) that provide investors better insight into the range of services beyond audit services for which an audit firm is being utilized. The following categories of service fees must be reported: (1) Audit Fees; (2) Audit-Related Fees; (3) Tax Fees; and (4) All Other Fees.
     We believe important steps have been taken to protect auditor independence, but we also believe more needs to be done. The Congress and the SEC have acted. Now we think it is important that shareholders use the enhanced disclosure to protect the integrity of the financial reporting system.
     Our resolution presents a straightforward and effective response: The Board and the Audit Committee should adopt a policy that limits the public accounting firm retained to audit the Company's financial statements to performing only "audit" and "audit-related" work. We believe that limiting the auditor to providing only audit and audit-related services would be another positive step in protecting auditor independence.
     We urge your support for this reasonable measure to advance auditor independence.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE REASONS SET FORTH BELOW.

     Statement of the Board in Opposition. We recognize the important role that auditor independence plays in maintaining the integrity of our financial statements and protecting the interests of our shareholders. However, the Board of Directors believes that our internal policies, together with recently adopted federal law and SEC rules relating to auditor independence, make the policy suggested by the shareholder proposal unnecessary to maintain auditor independence. Further, our Board believes that such a policy would be undesirable as it would unnecessarily limit the ability of the Company to obtain non-audit services from its outside auditor where it is beneficial and does not affect independence.
     As required by law and SEC rules, our Audit Committee, composed solely of independent directors, pre-approves the retention of the independent auditor for any non-audit service and the terms of engagement and fee for such service. Our Audit Committee exercises its business judgment to engage the outside auditors to perform particular permitted non-audit services when it is cost- or time-efficient or otherwise desirable to do so. The Audit Committee makes these determinations considering the compatibility of the non-audit services provided with the goal of maintaining auditor independence.
     The Company has significantly reduced the non-audit services performed by its independent auditor, both in absolute dollars and as a percentage of total services, and has engaged other firms to perform many of those services, where appropriate. Fees paid for non-audit services were reduced over 30% from 2002 to 2003 and decreased from 52% to 40% of total services in that period. Most of the non-audit services performed by the independent auditor in 2002 and 2003 were tax services. The Audit Committee believes that these tax services were more effectively provided by the Company's outside auditor. In fact, in adopting the Sarbanes-Oxley Act, Congress decided to permit an outside auditor to perform tax services such as these for an audit client. Similarly, in adopting its rules on non-audit services, the SEC reiterated its long-standing position that an accounting firm can provide tax services to its audit clients without impairing the firm's independence. Of course, our Audit Committee must still pre-approve tax non-audit services and determine that the provision of these non-audit services is compatible with the auditor's independence.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL, DESIGNATED AS PROPOSAL 5 ON YOUR PROXY.

Item 6 -- Shareholder Proposal
This proposal was submitted by the United Association S&P 500 Index Fund, 1 Freedom Valley Drive, Oaks, PA 19456, the owner of 65,004 shares of Gillette's common stock.
     Resolved, that the stockholders of The Gillette Company ("Company") hereby request that the Company's Board of Directors establish a policy of expensing in the Company's annual income statement the costs of all future stock options issued by the Company.
     Proponent's Supporting Statement. Current accounting rules give companies the choice of reporting stock option expenses annually in the company income statement or as a footnote in the annual report (See: Financial Accounting Standards Board Statement 123). Many companies, including ours, report the cost of stock options as a footnote in the annual report, rather than include the option costs in determining operating income. We believe that expensing stock options would more accurately reflect a company's operational earnings.
     Stock options are an important component of our Company's executive compensation program. We believe that the lack of option expensing can promote excessive use of options in a company's compensation plans, obscure and understate the cost of executive compensation and promote the pursuit of corporate strategies designed to promote short-term stock price rather than long-term corporate value.
     "The failure to expense stock option grants has introduced a significant distortion in reported earnings," stated Federal Reserve Board Chairman Greenspan. "Reporting stock options as expenses is a sensible and positive step toward a clearer and more precise accounting of a company's worth." Globe and Mail, "Expensing Options is a Bandwagon Worth Joining," Aug. 16, 2002.
     Warren Buffett wrote in a New York Times Op-Ed piece on July 24, 2002:

     There is a crisis of confidence today about corporate earnings reports and the credibility of chief executives. And it's justified.

     For many years, I've had little confidence in the earnings numbers reported by most corporations. I'm not talking about Enron and WorldCom--examples of outright crookedness. Rather, I am referring to the legal, but improper, accounting methods used by chief executives to inflate reported earnings.

     Options are a huge cost for many corporations and a huge benefit to executives. No wonder, then, that they have fought ferociously to avoid making a charge against their earnings. Without blushing, almost all CEO's have told their shareholders that options are cost-free...

     When a company gives something of value to its employees in return for their services, it is clearly a compensation expense. And if expenses don't belong in the earnings statement, where in the world do they belong?

     Bear Stearns recently reported that more than 336 companies are expensing stock options or have indicated their intention to do so. 101 of these companies are S&P 500 companies, representing 39% of the index based on market capitalization. See Bear Stearns Equity Research, Sept. 4, 2003, "More Companies Voluntarily Adopt Fair Value Expensing of Employee Stock Options."
     This Fund, along with other Building Trades' union pension funds, sponsored this expensing proposal last proxy season and received majority votes at 26 companies, including Fluor, Calpine, Georgia-Pacific, US Bancorp, Thermo Electron, Veritas Software, Apple Computer and Kohl's. We urge your support for this important reform.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE REASONS SET FORTH BELOW.

     Statement of the Board in Opposition. The Board of Directors believes that this proposal is premature. We have publicly announced our support for treating stock options as an expense, but only after the Financial Accounting Standards Board (FASB) issues revised rules requiring option expensing and providing for uniform accounting treatment for the practice. Reports indicate that FASB expects to publish a final standard on equity-based compensation that will likely include a requirement to expense the fair value of stock compensation measured at grant date. However, until FASB adopts such a standard, we will not know whether option expensing will be adopted and what method will be utilized to value options.
     Although the issue of expensing stock options has attracted significant interest from the accounting, legal, and investment communities, there is no consensus on which of the various methods for valuing stock options should be used to measure their cost. We currently report the cost of stock options on a pro forma basis in our financial statement footnotes in accordance with Financial Accounting Standards Board No. 123.
     We think that selecting the proper method for option accounting is best left to the SEC and FASB, and that those organizations should adopt standards applicable to all companies. We do not believe our shareholders are best served by adopting an accounting practice that will depress our earnings relative to those of our peer group companies utilizing a methodology that may or may not become the industry standard.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL, DESIGNATED AS PROPOSAL 6 ON YOUR PROXY.

Executive Compensation

Summary Compensation Table

                                                                                                 Long-Term
                                                  Annual Compensation                         Compensation
                              ------------------------------------------------------------   ----------------
                                                                                             Securities
                                                                                  Other      Underlying              All
                                                                                 Annual        Options/            Other
Name and Principal Position    Year        Salary            Bonus         Compensation(1)         SARs     Compensation(2)
---------------------------------------------------------------------------------------------------------------------------
James M. Kilts                 2003      $1,275,000       $2,700,000          $422,843        2,000,000(3)      $278,250
Chairman, Chief Executive      2002       1,047,500        1,700,000           276,333          700,000          204,600
Officer and President          2001         947,917        1,250,000           337,916        2,650,000          252,146
Edward F. DeGraan              2003         883,250        1,100,000             2,975          200,000          110,069
Vice Chairman                  2002         849,000        1,272,000(4)              -          200,000          119,948
                               2001         789,375          350,000                 -          475,000           96,697
Charles W. Cramb               2003         601,500          650,000             5,810          120,000           72,038
Senior Vice President          2002         586,000          420,000                 -          120,000           50,020
                               2001         550,000          200,000                 -          185,000           49,955
Peter K. Hoffman               2003         535,250          620,000             9,498           95,000           82,670
Vice President                 2002         516,000          435,000                 -           95,000           64,207
                               2001         480,000          135,000                 -          125,000           39,128
Ernst A. Haberli               2003         526,750          580,000             8,169          100,000           79,723
Vice President                 2002         508,250          400,000            10,100          100,000           66,103
                               2001          88,542(5)       169,000(5)              -          150,000            3,750

(1) This column includes perquisites and personal benefits. For Mr. Kilts, the amounts that represent at least 25% of the total amount reported for 2003 are $195,590 for the incremental cost for personal use of aircraft, $116,631 for housing, and $101,138 for tax gross-up. For the other executives, the amounts reported represent tax gross-up.
(2)  All Other Compensation includes the following payments or accruals:


                      Savings Match                                            Contribution
                        Equivalents             Company          Executive     Under Estate            Financial
                        on Deferred            Match to     Life Insurance     Preservation             Planning
                              Bonus     Savings Plan(i)       Premiums(ii)        Plan(iii)    Reimbursement(iv)
----------------------------------------------------------------------------------------------------------------
James M. Kilts          $162,000           $76,500             $24,750            $  -                 $15,000
Edward F. DeGraan              -            99,315               6,183             391                   4,180
Charles W. Cramb               -            61,290               3,248               -                   7,500
Peter K. Hoffman          37,200            32,115               2,355               -                  11,000
Ernst A. Haberli          34,800            31,605               2,318               -                  11,000

    (i) Contributions under the Employees' Savings Plan and Supplemental Savings Plan. Gillette matches 100% of each dollar contributed up to the first 5% of eligible pay, and an additional 20% of each dollar contributed over 5% (up to a maximum of 10%) for a maximum of 6% of eligible pay. Certain limitations on the amount of benefits payable under tax-qualified plans were imposed after the Employees' Savings Plan was adopted. The Company adopted the Supplemental Savings Plan, as permitted by law, for the payment of amounts to employees who were affected by those limitations, so that, in general, total benefits will continue to be calculated as before on the basis approved by the shareholders.
    (ii) Value of premiums paid by Gillette during 2003 under the Executive Life Insurance Program. The program provides Company-paid coverage during employment equal to four times annual salary. During retirement, a death benefit equal to the executive's final annual salary continues in effect. Mr. Kilts has waived participation in Gillette's Executive Life Insurance Program. Instead, Gillette pays premiums for Mr. Kilts and his wife on existing term life insurance policies.
    (iii) Represents Gillette's non-recoverable contribution to policy maintenance costs on a $1,000,000 life insurance policy issued to Mr. DeGraan under Gillette's Estate Preservation Plan prior to enactment of the Sarbanes-Oxley Act. No other named Executive Officer received contributions from the Company under this Plan during 2003.
     (iv) The named executives are eligible to receive reimbursement for personal financial planning services in an annual amount not to exceed $11,000 and, in the case of Mr. Kilts, $15,000.
(3) Includes a stock option award for 1,000,000 shares and a Stock Appreciation Right (SAR) award on 1,000,000 shares. The principal terms of both awards are described beginning on page 30 in the footnotes to the Option/SAR Grants in 2003 table.
(4) Includes a $500,000 bonus awarded by the Board on January 19, 2001, as an incentive for him to remain as President and COO through January 19, 2002.
(5) Amounts include three months' salary and a signing bonus in connection with his employment in October 2001.

Aggregated Option/SAR Exercises in 2003 and Year-End Option/SAR Values
This table gives information for options exercised in 2003 by each of the executive officers named in the Summary Compensation Table and the value (stock price less exercise price) of the remaining options and SARs held by those executive officers at year-end, using the average ($36.59) of the high and low trading prices of our common stock on December 31, 2003.

                                           Number of Securities
                                          Underlying Unexercised             Value of Unexercised
                                                    Options/SARs                     In-The-Money
                # of Shares                     Held at 12/31/03         Options/SARs at 12/31/03
                   Acquired      Value   ---------------------------   --------------------------
Name            on Exercise   Realized   Exercisable   Unexercisable   Exercisable  Unexercisable
-------------------------------------------------------------------------------------------------
Mr. Kilts              -     $      -    2,166,665      3,183,335      $7,490,322    $11,911,178
Mr. DeGraan       32,000      668,720    1,181,332        391,668       4,338,670      1,462,590
Mr. Cramb          8,236      155,969      630,212        261,668       2,057,722      1,014,648
Mr. Hoffman       24,000      382,560      354,498        200,002       1,452,650        765,215
Mr. Haberli            -            -      133,333        216,667         565,166        754,084

Option/SAR Grants in 2003
This table shows all options to purchase our common stock and SARs granted in 2003 to each of the executive officers named in the Summary Compensation Table, the award date present value for each option using a Black-Scholes option pricing model, and the actual value realized on SARs.

                                                                                    Award Date
                                      Individual Awards                                Value
                -------------------------------------------------------------   ------------------
                                            % Of
                                           Total
                            Number      Options/
                         of Shares          SARs
                        Underlying       Granted                                             Award
                          Options/            To     Per Share                                Date
                              SARs     Employees      Exercise     Expiration              Present
Name                    Granted(1)       In 2003         Price           Date             Value(2)
-------------   ------------------   -----------   -----------   ------------   ------------------
Mr. Kilts            1,000,000            7.9%      $  32.38        6/19/13        $  9,000,000
                     1,000,000(3)         7.9%         32.38        1/02/04           3,940,000(3)
Mr. DeGraan            200,000            1.6%         32.38        6/19/13           1,800,000
Mr. Cramb              120,000             .9%         32.38        6/19/13           1,080,000
Mr. Hoffman             95,000             .7%         32.38        6/19/13             855,000
Mr. Haberli            100,000             .8%         32.38        6/19/13             900,000

(1) Option awards in 2003 were made under the 1971 Stock Option Plan. The material terms of these grants are:
    - Awards consist of a combination of incentive (subject to limitations imposed by U.S. tax law) and non-incentive stock options.
    - Exercise price is the average of the high and low trading prices of the common stock on the date of award.
    - Options become exercisable in one-third increments at the first three anniversaries of the award. Options become immediately exercisable upon retirement, death, or disability.
    - Options remain exercisable for 10 years from the date of award during employment. The post-retirement exercise period for employees is the remaining life of the option in the case of retirement and the lesser of three years or the remaining term of the option in the event of death or disability. In the event of a change in control, options not otherwise exercisable at termination of employment become immediately exercisable, and if the participant's employment is terminated (other than for cause) within two years thereafter, the exercise period is the lesser of two years or the remaining term of the option.

(2) The award date present value for each option was determined using a Black-Scholes option pricing model. The principal assumptions used in the model were:

               Expiration Date                        6/19/13
               ----------------------------        ----------
               Stock Price Volatility                33.2%
               Dividend Yield                         2.0%
               Risk-Free Rate of Return               2.4%
               Expected Life in Years                 5.5

    The model generates a theoretical value based on the assumptions and is not intended to predict future prices of the stock. There is no assurance that these values or any other value will be achieved. The actual value will be dependent upon the performance of Gillette as reflected in the future price of the stock and continued employment with Gillette.

(3) Stock Appreciation Rights were awarded to Mr. Kilts under an August 6, 2003, amendment to his Employment Agreement and represented the right to the appreciation in one million shares of Gillette common stock for the period from June 19, 2003, through January 2, 2004. By its terms, the rights were automatically converted into 108,480.1762 stock units valued at the fair market value of Gillette common stock on January 2, 2004 ($36.32). Subject to contingencies, the share units vest on January 19, 2005, if Mr. Kilts continues employment with Gillette through that date and are payable in cash one year from termination of his employment.

     With respect to Mr. Kilts' Stock Appreciation Rights, the value reported represents the actual value realized from award date to the date of conversion.

Retirement Plan Table

                                                 Annual Pension*
                                 ---------------------------------------------
Average Annual Compensation
Used as Basis for                  15 Years       20 Years    25 Years or More
Computing Pension                of Service     of Service          of Service
--------------------------------------------------------------------------------
$  800,000                        $240,000       $ 320,000        $  400,000
 1,200,000                         360,000         480,000           600,000
 1,600,000                         480,000         640,000           800,000
 2,000,000                         600,000         800,000         1,000,000
 2,400,000                         720,000         960,000         1,200,000
 3,000,000                         900,000       1,200,000         1,500,000

*    Before Social Security offset.

     The table above shows an estimate of the total annual pension benefits payable in the form of a straight-life annuity for employees who retire at or after age 65 under the Retirement Plan and Supplemental Retirement Plan.
     After the Retirement Plan was adopted, changes in the law limited the amount of benefits that could be paid under tax-qualified plans. As permitted by law, we adopted the Supplemental Retirement Plan for the payment of amounts to employees who may be affected by those limitations, so that, in general, total benefits will continue to be calculated on the original basis.
     In general, the benefit upon retirement at or after age 65 with 25 years or more of service is equal to 50% of the employee's average annual compensation, minus 75% of primary Social Security benefits. Average annual compensation is an employee's salary and bonus, as defined in the Plan, for the highest-paid five calendar years during the last 10 full calendar years of employment. For the executive officers named in the Summary Compensation Table, the annual compensation covered by the Plan is the same as the annual compensation indicated on the Summary Compensation Table under "Salary" and "Bonus" on page 29. A benefit becomes payable at retirement for employees with at least 5 years of service.
     As of December 31, 2003, the executive officers named in the Summary Compensation Table had the following years of service under the Retirement
Plans: Mr. Kilts, 3 years; Mr. DeGraan, 34 years; Mr. Cramb, 34 years; Mr. Hoffman, 32 years; and Mr. Haberli, 2 years.
     In addition to his participation in the Company's Retirement Plans, Mr. Kilts, under the terms of his employment contract, is entitled to receive a pension from the Company starting when his employment ends (for reasons other than cause) of five percent of his final average compensation (determined on the basis of a consecutive 36-month period) for each year or partial year of employment, up to a maximum of 50 percent of his final average compensation. Mr. Kilts' annual pension benefits, estimated below, would be offset by any amounts payable to him under the Company's Retirement Plans.

36-Month                                                      10 Years
Average Annual Compensation      3 Years      5 Years        (Maximum)
-----------------------------   ---------   ------------   ------------
$2,000,000                       300,000        500,000      1,000,000
 3,000,000                       450,000        750,000      1,500,000
 4,000,000                       600,000      1,000,000      2,000,000

Employment Contracts, Termination of Employment, and Change-in-Control Arrangements
In connection with Mr. Kilts' appointment as Chairman of the Board of Directors and Chief Executive Officer, he and Gillette signed a renewable three-year employment agreement, effective January 19, 2001. The terms of the agreement provided for Mr. Kilts to receive an annual base salary of no less than $1 million and a bonus during the year 2001 of at least 100% of base salary, prorated for the portion of the year he was employed. He was paid a signing bonus of $250,000. For future years, he is eligible for an annual target bonus opportunity of not less than 100%, nor more than 200%, of base pay, if the performance goals for the relevant year are met.
     At the time he was hired, the Board awarded Mr. Kilts options to purchase two million shares of Gillette common stock at an exercise price of $34.16 per share (the average of the high and low trading prices on the award date) on substantially similar terms to those granted under the 1971 Stock Option Plan, except that one-quarter of these options vested immediately, and the remainder vested in one-third increments annually over a three-year period. Under the terms of Mr. Kilts' employment agreement, Gillette awarded Mr. Kilts an option on 650,000 shares under the 1971 Stock Option Plan in June 2001 and was obligated to make option awards of not less than 650,000 shares in 2002 and 2003. In June 2002 and June 2003, he was awarded options on 700,000 and one million shares, respectively.
     Pursuant to the agreement, at the time of his employment, Mr. Kilts purchased 29,274 shares of Gillette's common stock at a price of $34.16 per share, or $1 million in total. He agreed to hold these shares for a period of not less than three years, or his earlier termination of employment.
     In addition, Mr. Kilts participates in employee welfare and benefit plans and is provided housing, certain executive perquisites, transportation, and home security systems.
     The employment agreement provides that if Mr. Kilts' employment is terminated without cause, or if Mr. Kilts terminates his employment for good reason, he will be entitled to receive a prorated annual incentive bonus for the year of termination and a lump sum equal to the sum of two years' base salary and two times the target bonus for the year of termination. Under these circumstances, he will receive two years' credit for purposes of his pension calculation and be entitled to vesting of any unvested options. Options granted prior to 2002 will remain exercisable for the lesser of five years or the remainder of their original term. Options granted beginning in 2002 will remain exercisable for their original term. He will also be subject to a two-year non-competition agreement.
     In the event of a change in control, change-in-control provisions substantially similar to those described below will apply to Mr. Kilts except that, in the event his employment is terminated by Gillette without cause within two years following a change in control, his options will remain exercisable through the end of their 10-year terms.
     On August 6, 2003, the Company and Mr. Kilts agreed to renew his employment agreement for an additional year through January 19, 2005. Under the terms of the renewal, the Company awarded Mr. Kilts one million Stock Appreciation Rights, to be valued based upon the difference between the fair market value of the Company's common stock on June 19, 2003, and January 2, 2004. On January 2, 2004, the value of the Stock Appreciation Rights was determined to be $3,940,000, and under the terms of the renewal agreement, they were automatically converted into stock units, based on the fair market value of the Company's common stock on that date. The stock units earn dividend equivalent units and are subject to market risk until paid. The stock units are payable in cash based upon the fair market value of the Company's common stock on their payment date, one year from Mr. Kilts' retirement. In addition, the renewal agreement provides that the Company award Mr. Kilts one million stock options under the 1971 Stock Option Plan on January 2, 2004. Subject to certain contingencies, both the stock option and stock unit awards would be forfeited if Mr. Kilts does not remain with the Company for the full renewal term.
     On March 24, 2004, the Company and Mr. Kilts amended his employment agreement to extend it for an additional year to January 19, 2006. The amendment provides that Mr. Kilts will be eligible for long-term incentive award grants under the Company's long-term incentive plan in effect in June 2004 and June 2005. By their terms, these awards will vest upon Mr. Kilts' retirement if he remains employed through January 19, 2006, and will require that he retain any shares of the

Company's common stock acquired upon exercise of any options granted under these awards for one and two years, respectively, from his retirement date. The Board of Directors will determine the amounts and other terms of such awards.
     Mr. DeGraan has a one-year renewable employment agreement that provides for a minimum base salary which may be increased (but once increased cannot be reduced) and participation in incentive and benefit plans generally offered to peer executives. The agreement provides that in the event his employment is involuntarily terminated for reasons other than cause, disability, or death, or if he leaves for good reason or elects to leave at the end of the term, in return for certain post-employment protections for the Company, such as non-competition and non-solicitation, he will receive severance payments equal to two years' salary and target bonus and, during the covered period, will continue coverage under welfare and benefit plans. This agreement terminates automatically in the event of a change in control.
     Each of the other executive officers named in the Summary Compensation Table has a renewable two-year employment agreement that provides for a minimum base salary which may be increased (but once increased cannot be reduced) and participation in incentive and benefit plans generally offered to peer executives. These agreements provide that in the event the executive's employment is terminated by Gillette for reasons other than cause, disability, or death, or if the executive leaves for good reason, in return for certain protections, such as post-employment non-competition and non-solicitation, Gillette will pay the executive severance equal to two years' base salary and target bonus and, during the covered period, will continue coverage under welfare and benefit plans. These agreements terminate automatically in the event of a change in control.
     Each of the executive officers named in the Summary Compensation Table has a change-in-control agreement. These agreements become operative only upon a change in control of Gillette (as defined in the agreements). After a change in control, each agreement becomes, in effect, a two-year employment agreement providing salary, bonus, and other employee benefits at levels not less than those existing prior to the change in control. If the executive terminates employment for "good reason," as defined in the agreement, within the two-year period or voluntarily terminates employment during the 30-day period following the first anniversary of the change in control, the executive is entitled to receive a lump sum severance payment equal to three times the executive's base salary and specified bonus. The executive also is entitled to receive other payments and benefits, including increased pension benefits, continuation of employee welfare benefits, reimbursement of any "parachute" excise tax imposed on payments under the agreements, and reimbursement of reasonable legal expenses related to the agreement.

Compensation Committee Report

Compensation Philosophy
The Board of Directors endorses and promotes a "pay for performance" philosophy.
     The Compensation Committee is composed of five independent directors as defined by the listing standards of the New York Stock Exchange and the rules and regulations of the Securities and Exchange Commission.
     We believe that the achievement of the objectives contained in the Company's Strategic Growth Plan will significantly increase the fundamental value of the Company over time. For this reason, we have directly linked the compensation of the Company's executives (a larger group than the Company's executive officers) to the achievement of those strategic objectives. Further, the Board has requested management to refrain from providing quarterly earnings guidance to the financial analysts and others who follow the Company's stock so that management will focus on improving business fundamentals, rather than attaining short-term financial expectations. We believe that the improvements in the Company's financial health and franchise strength reflected by the Strategic Growth Plan will lead to enhanced shareholder returns over time.

     Our compensation program is based on the following principles:
- Recognizing individual contributions to growth in the Company's fundamental value.
- Attracting and retaining highly-qualified executives.
- Linking executive compensation to the achievement of the Company's Strategic Growth Plan.
- Subjecting a significant portion of an executive's compensation to market risk.

Performance Against Objectives
A substantial percentage of an executive's compensation depends on the level of the executive's achievement of individual objectives. These objectives are assigned at the beginning of each year and are designed to enable the Company to achieve the objectives of the Company's Strategic Growth Plan. They include financial objectives and qualitative factors such as leadership, management development, and the quality of execution of business strategies that drive the Company's growth. Each executive is also accountable for compliance with the Company's policies and codes of conduct.

Salaries, Incentive Bonuses, and Long-Term Incentive Awards
The principal elements of our executive compensation program are salaries, bonuses, and long-term incentives. We approved the salary of each executive officer and all bonus and long-term incentive awards during 2003. In addition, each executive may participate in Gillette executive benefit plans such as the Executive Life Insurance Program, as well as broad-based plans that include the Employees' Savings, Supplemental Savings, Retirement, and Supplemental Retirement Plans. Information about these plans and programs for 2003 is found in the Summary Compensation Table on page 29 and the Retirement Plan Table on page 31.

Base Salary
When determining the appropriate salary of an executive officer, we assign a salary range under a system of job evaluation based on the level of responsibility and the executive's qualifications and experience. Annual salary increases are approved within merit and promotional guidelines established in order to maintain the Company's competitive position in the marketplace.

Annual Bonuses
At the beginning of each year, we establish, under the Company's Incentive
Bonus Plan, a range of growth goals for the Company focusing on growth in net income per share, return on invested capital, and net sales. The amount we allocate to the Company's annual bonus pool relates directly to the degree to which the Company meets the annual growth goals.
     We also assign individual bonus targets to each executive based on grade level expressed as a percent of year-end salary. The executive's achievement against each individual objective is converted into a numerical formula for determining the appropriate bonus award. The amount of each executive's annual bonus (which can be higher or lower than his/her target bonus) is a function of the level of achievement of the Company, the executive's business unit, and individual objectives.
     Under special provisions of the Plan approved by the shareholders at the 2001 Annual Meeting, bonus awards to the executive officers named in the Summary Compensation Table are conditioned upon Gillette's achievement of a minimum net income target that we establish each year. Since this target was exceeded in 2003, bonuses may be paid to those executives up to a prescribed maximum. These bonuses are tax deductible by the Company. The Plan also provides that, in the event the Company's growth goals are not met, the Committee may create a reserve bonus pool that can be used for awarding bonuses to employees, other than the executives named in the Summary Compensation Table, who have achieved their individually assigned objectives. If such a pool is created, it will be substantially smaller than the bonus pool established when the Company achieves its growth goals.

Long-Term Incentive Awards
During 2003, stock options were awarded to employees who demonstrated their ability to contribute to the long-term success of the Company. Stock options encourage these individuals to act as owners of the Company, directly aligning their interests with the interests of the shareholders.

We have made stock option awards under the 1971 Stock Option Plan on an annual basis, as employment inducements, and at other times, with exercise prices equal to the average of the high and low trading prices of Gillette stock on the date of the award. The number of shares awarded to each executive is based on our assessment of the future potential of the executive to contribute to the growth of the Company and the relative value of stock options, as calculated by the Black-Scholes method, awarded by companies with whom we compete for executive talent.
     As discussed on page 18, the Compensation Committee and the Board of Directors have approved the adoption of the 2004 Long-Term Incentive Plan, subject to approval by the shareholders. Since the 1971 Stock Option Plan was first adopted, there have been significant changes in compensation design. The 2004 Long-Term Incentive Plan will broaden the array of equity alternatives available to the Compensation Committee when designing future compensation incentives. We believe that equity awards provide important medium- and long-term incentives for directors, officers, and other key employees to achieve Gillette's Strategic Growth Plan. We also believe that a variety of equity incentives consistent with those available to other leading companies is necessary for Gillette to compete for, motivate, and retain highly qualified directors, executives, and other key employees.
     While the Company generally agrees with the concept of recognizing the compensation cost of options based on a fair value approach, it does not intend to adopt such an approach unless there is agreement on standardized rules that are applicable to all companies. The Company believes a uniform rule is necessary to enable investors to make informed comparisons between companies and urges the FASB to complete its rulemaking process this year. The Company will continue to consider other equity-based forms of executive compensation, including performance-based equity linked to indices or other comparable performance criteria.

Stock Ownership Guidelines and Retention Requirements
In December 2003, we approved Stock Ownership guidelines for the Chief Executive Officer and the executive officers who report directly to the Chief Executive Officer to further align their interests with the interests of the shareholders. Under these guidelines, they are expected to accrue and maintain Company stock in an amount equal to a multiple of their base salary. The guidelines are two times' salary for the Chief Executive Officer and one times' salary for the executive officers who report directly to the Chief Executive Officer. The participants are expected to comply with the ownership guidelines within a period of five years.
     In addition, we adopted a one-year retention requirement for net shares realized upon the exercise of options or the vesting of restricted stock granted under the 2004 Long-Term Incentive Plan. The retention requirements apply to the Chief Executive Officer and the executive officers who report directly to the Chief Executive Officer.

Report of Compensation Consultant
Each year, we review a report prepared by an independent compensation consultant retained by the Committee. That report assesses the appropriateness and competitiveness of the Company's executive compensation program, as well as the compensation paid to each of its executives. While our consultant's report, including comparisons to the compensation practices of other companies or industry segments, is not the determining factor in our review, our consultant's views represent an important element in our evaluation of the Company's executive compensation program. In 2003, we retained Hewitt Associates as our consultant.

The Company Achieved Its Objectives in 2003
The Company achieved all, and exceeded many, of its objectives set for 2003. Notable among those achievements, in comparison to 2002, were:
- Net sales increased 9%.
- Profit from operations increased 11%.
- Net income per share from continuing operations, diluted, increased 18% to a record $1.34.
- Profit from operations margin increased by 30 basis points to 21.7%.
- Net income increased by 14%.
- Days sales outstanding decreased from 43 to 32.

- Return on invested capital increased by 5 percentage points.
- Free cash flow* was $2.3 billion.
     In addition, many other critical objectives were met. Franchise market and share targets were reached. The financial management and planning functions were improved. The Functional Excellence program, a multiyear initiative funded through operations that is designed to improve capabilities and reduce costs, is on schedule. The effectiveness of the Information Technology function was improved. The Selling, General and Administrative Expenses target was met. Substantial savings and functional improvements in manufacturing and the supply chain function were obtained. Finally, and most importantly, many of the programs designed to transform the Company's culture to a performance-based culture were successfully completed.
     In our view, the executive compensation program contributed significantly to the Company's achievement of its objectives in 2003.

Compensation of the Chief Executive Officer
Mr. Kilts' compensation in 2003, including base salary, target bonus, number of stock options, and Stock Appreciation Rights, was determined by his employment agreement, which was amended in August 2003 to extend its term from January 19, 2004, to January 19, 2005, and further extended in March 2004 to extend its term through January 19, 2006. Prior to entering into the employment agreement, we engaged an independent consultant who advised us that the compensation and perquisites included in the employment agreement were consistent with industry practice. The details of Mr. Kilts' employment agreement are described on page 32 of this Proxy Statement under the caption, "Employment Contracts, Termination of Employment, and Change-In-Control Arrangements," and in the Summary Compensation Table on page 29. Mr. Kilts' compensation is determined in accordance with his employment agreement and the policies described in this report.
     In 2001, the Board created the Nominating and Corporate Governance Committee, which is composed of five independent directors. The charter for the Committee includes the responsibility for annually evaluating the performance of the Chief Executive Officer.
     When reviewing the CEO's performance, the Nominating and Corporate Governance Committee considers, among other things: personal qualities such as leadership, statesmanship, and responsiveness; general management skills such as a global perspective on the business, operating plans and results, strategic thinking and planning, knowledge of the business, and preparedness; financial expertise such as value creation, capital planning, and communications with the financial and investment communities; and skills involving the effective use of human resources such as developing management talent and creating an effective organization.
     When determining the appropriate compensation for the CEO, we consider the Nominating and Corporate Governance Committee's performance evaluation, the level of achievement of the Company's growth targets, and the report of the independent consultant, including its review of the compensation paid to CEOs at companies with whom we compete for executive talent.
     In 2003, Mr. Kilts not only met, but also exceeded, the objectives assigned to him by the Board of Directors. In addition to the achievements noted above, in large part through his leadership, the Company has significantly improved its individual and organizational capabilities, substantially strengthened its business despite increased competition, created a clear road map for sustained growth, developed a culture of collaboration and achievement, and fostered credibility with the investment community.

* Net cash provided by operating activities, net of additions to and disposals of property, plant and equipment. It is not a measure of the residual cash flow that is available for discretionary expenditures, since the Company has non-discretionary obligations, such as debt service, that are not deducted from the measure. See the Company's Form 10-K for the year ended December 31, 2003, under "Financial Condition" for a complete definition and reconciliation to GAAP.

Section 162(m) of the Internal Revenue Code
This provision of federal tax law limits the deductibility of compensation paid to the Chief Executive Officer and the next four most highly paid executive officers at the end of each year in which, for any of these covered executives, compensation exceeds $1 million subject to certain exceptions. One of the exceptions is performance-based compensation paid under a plan or arrangement approved by shareholders. Gillette's shareholders have approved both our Incentive Bonus and Stock Option Plans. The 2004 Long-Term Incentive Plan being submitted for shareholder approval is also intended to permit the award of exempt performance-based compensation.
     It is our policy generally to design executive compensation to be deductible under Section 162(m). However, we retain our discretion, consistent with the interests of the shareholders, to award compensation that is not tax deductible for the recruitment and retention of executives.

By the Compensation Committee:
Dennis F. Hightower (Chair)
Wilbur H. Gantz
Herbert H. Jacobi
Fred H. Langhammer
Marjorie M. Yang

Other Information

Annual Meeting Admission
Shareholders will be admitted to the Annual Meeting beginning at 9:30 a.m. Only shareholders are invited to attend the Annual Meeting. Proof of ownership of Gillette common stock, as well as a form of personal identification, may be requested in order to be admitted to the Meeting.
     If you are a shareholder of record, your name can be verified against our shareholder list. If your shares are held in the name of a bank, broker, or other holder of record, proof of your ownership of Gillette stock, such as a bank or brokerage account statement, may be requested to be admitted to the Meeting.
     No cameras, recording equipment, or electronic devices will be permitted in the Meeting, and large bags, briefcases, or packages may be subject to inspection.

Webcast of the Annual Meeting
Our Annual Meeting will be webcast on May 20, 2004. You are invited to visit www.gillette.com at 10:00 a.m. on May 20, 2004, to hear the webcast of the Meeting.

Householding Information
We have adopted a procedure approved by the Securities and Exchange Commission called "householding." Under this procedure, shareholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Annual Report and Proxy Statement, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. We believe this procedure provides greater convenience for our shareholders and saves money by reducing the number of duplicate documents.
     Shareholders who participate in householding will continue to receive separate proxy cards. Householding will not affect dividend check mailings.
     If you and other shareholders of record with whom you share an address currently receive multiple copies of our Annual Report and Proxy Statement, or if you hold stock in more than one account and wish to receive only a single copy of the Annual Report and Proxy Statement, please contact ADP, Householding Department, 51 Mercedes Way, Edgewood, NY 11717, or call toll-free (800) 542-1061.

     If you participate in householding and wish to receive additional copies of the current Annual Report and Proxy Statement, or if you wish to revoke your consent and receive separate copies of future Annual Reports and Proxy Statements, please contact ADP as described above.

Shareholder Account Maintenance
Our Transfer Agent is The Bank of New York. All communications concerning accounts of shareholders of record, including address changes, name changes, inquiries as to requirements to transfer shares of common stock, and similar issues, should be made by calling the Bank's toll-free number, 1-888-218-2841, or by e-mail at shareowner-svcs@bankofny.com.
     In addition, you can access your account through The Bank of New York's web site. To access your account on the Internet, visit www.stockbny.com.

Shareholder Proposals for the 2005 Proxy Statement
Any shareholder satisfying the SEC requirements and wishing to submit a proposal to be included in the Proxy Statement for the 2005 Annual Meeting of Shareholders must submit the proposal in writing to the Corporate Secretary, The Gillette Company, Prudential Tower Building, 48th Floor, Boston, MA 02199. The proposal must be received by December 13, 2004, for the Company to consider it for inclusion in the Proxy Statement for the 2005 Annual Meeting of Shareholders.

Director Nominations and Other Business for Presentation at the 2005 Annual Meeting
Our bylaws, as permitted by the rules of the SEC, establish procedures that a shareholder must follow to nominate persons at an Annual Meeting for election as directors or to introduce an item of business at an Annual Meeting of Shareholders. These procedures provide that nominations for director nominees and/or an item of business to be introduced at an Annual Meeting must be submitted in writing to the Secretary of the Company at our principal executive offices at the Prudential Tower Building, 48th Floor, Boston, MA 02199. For the 2005 Annual Meeting of Shareholders, notification must be received by Gillette no later than February 20, 2005, but no earlier than January 21, 2005. If a shareholder notifies the Company after February 20, 2005, of an intent to present a proposal or nominate a director at the 2005 Annual Meeting, the Company will have the right to exercise its discretionary voting authority with respect to such proposal without including information regarding such proposal in its proxy materials. Nominations must be in the form and contain the information provided in Article V of our bylaws, including information regarding the nominating shareholder, certain representations and consents, a description of any arrangements between the nominee and nominating shareholder, information required by Section 14 of the Securities Act, and a description of the shareholder's intentions regarding delivery of proxies.

Directions to The Hilton Rye Town
699 Westchester Avenue
Rye Brook, New York

From New York City
West Side Highway (Henry Hudson Parkway Rt. 9A) to George Washington Bridge and Rt. 95 North and East. Follow to Exit 1C, Rt. 87 North (Major Deegan Expressway and Gov. Thomas E. Dewey, NY Thruway). Follow NY Thruway North to Exit 4, Cross County Parkway. Proceed to Hutchinson River Parkway North and continue to Exit 26E (Westchester Ave). Continue on Westchester Avenue, counting six traffic lights following signs for Port Chester 120A. At the sixth light, turn left into the hotel entrance.

FDR Drive to Triboro Bridge to Bruckner Expressway (Rt. 278). Proceed to Rt. 95 North and Exit 21. Follow Rt. 287 West to Exit 10 (Webb Avenue, Bowman Avenue). Take Exit 10, go straight off the ramp to your second traffic light and bear right onto Westchester Avenue. Proceed to your third traffic light and turn left into the hotel entrance.

From Connecticut
Follow Rt. 95 South to Exit 21 N.Y. Follow Rt. 287 West to Exit 10 (Webb Avenue, Bowman Avenue). Take Exit 10, go straight off the ramp to your second traffic light and bear right onto Westchester Avenue. Proceed to your third traffic light and turn left into the hotel entrance.

From Tappan Zee Bridge
Rt. 87 South to Exit 8, Rt. 287 East. Proceed on Rt. 287 East to Exit 10 Westchester Avenue. Continue East on Westchester Avenue following signs for Port Chester 120A. At the fourth traffic light on Westchester Avenue, turn left into the hotel entrance.

Appendix A--Audit Committee Charter

A. Purpose
The Audit Committee is appointed by the Board to: (a) assist the Board in its oversight of (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence, (iv) the performance of the Company's internal audit function and its independent auditor; and (b) prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's Proxy Statement.

B. Responsibilities and Duties

General
1. Review and assess the adequacy of this Charter on an annual basis and submit any proposed amendments to the Board for approval.
2. Review and discuss with management and the independent auditor:
   (a) the selection, application, and disclosure of critical accounting policies and practices;
   (b) the Company's system of internal controls and policies relating to risk assessment and management;
   (c) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of using such alternative disclosures and treatments, and the treatment preferred by the independent auditor;
   (d) the effects on the Company's financial statements of regulatory and accounting initiatives;
   (e) any material off-balance-sheet transactions, arrangements, obligations (including contingent obligations), and any other relationships of the Company with unconsolidated entities that may have a current or future material effect on the Company's financial statements;
   (f) any pro forma or non-GAAP information proposed to be included in the Company's financial statements or any other public disclosure, and the reasons for such pro forma or non-GAAP information;
   (g) the annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in its SEC filings; and
   (h) the presentation of the financial statements and any judgments made in connection with the preparation of such financial statements.
3. Recommend to the Board of Directors whether the audited consolidated financial statements should be included in the Company's Annual Report filed with the SEC on Form 10-K.
4. Review and discuss the earnings press releases, Forms 10-K and 10-Q, as well as financial information and earnings guidance (if any) given to analysts and rating agencies.
5. Discuss policies with respect to risk assessment, risk management, the Company's major financial risk exposures, and the steps management has taken to monitor and control such exposures.
6. Obtain reports from management, the Company's senior internal auditing executive, and the independent auditor that the Company and its subsidiary/foreign-affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct and Financial Code of Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct and Financial Code of Ethics.
7. Review with the Company's General Counsel any legal matter that could have a significant impact on the Company's financial statements and the effectiveness of the Company's compliance program in detecting and preventing violations of the Company's Code of Conduct.

8. Establish procedures for the receipt, retention, and treatment of complaints received from employees or other parties about the Company's accounting policies, internal controls, or the audit of the Company's financial statements and for the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

Independent Auditor
1. The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.
2. Review at least annually a report by the independent auditor describing: (a) the firm's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with such issues; and (d) all relationships between the independent auditor and the Company.
3. The Audit Committee shall annually evaluate the qualifications, performance, and independence of the independent auditor and the lead partner of the independent auditor, taking into consideration: the foregoing reports and the independent auditor's work throughout the year, the disclosures of the independent auditor required by Independence Standards Board Standard No.1, and the views of the Internal Auditor and management and report its conclusions to the Board.
4. Review and approve the audit fees and any other compensation proposed to be paid to the independent auditor in accordance with the Audit Committee's Pre-Approval Policy and Procedures.
5. Pre-approve the retention of the independent auditor for any auditing service or any non-audit service that is not prohibited under Section 10A
    (g) of the Securities Exchange Act and the terms of engagement and fee for such service, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate the authority to grant such pre-approvals to one or more designated members of the Audit Committee, provided that the approvals granted by such members shall be reported to the full Audit Committee at the next regular Audit Committee meeting.
6. Discuss with the independent auditor any relationships or services that may affect the objectivity and independence of the independent auditor as stipulated in Independence Standards Board Standard No.1, and matters relating to the conduct of audits required to be disclosed by Statement on Auditing Standards No. 61.
7. Discuss with the independent auditor: (a) accounting adjustments that were identified or proposed by the independent auditor and not implemented, (b) communications between the audit team and the firm's national office relating to auditing or accounting issues arising out of the engagement,
    (c) the "management letter" issued or proposed to be issued by the independent auditor to the Company and any other material written communications between the independent auditor and management, and (d) any issues identified or problems encountered by the independent auditor with management's response to such adjustments, communications, or letter.
8.  Resolve any disagreements between management and the independent auditor.
9.  Review the annual audit plans of the independent auditor.
10. Ensure the rotation of the audit partners as required by law.
11. Set clear hiring policies for employees and former employees of the independent auditor.
12. Obtain assurance from the independent auditor that section 10A (b) of the Securities Exchange Act has not been implicated.

Internal Audit
1. Review the annual audit plans of the Internal Auditor, including any audit plans of audit firms retained to provide internal audit services, to ensure that there is an appropriate control process for reviewing and approving the Company's internal transactions and accounting.
2. Review the appointment and replacement of the senior internal auditing executive.
3. Review the responsibilities, organizational structure, budget, and qualifications of the internal audit function.
4. Review reports of the Internal Auditor, including reports of audit firms retained to provide internal audit services, management responses, plans for corrective actions, and reports on the completion of the corrective actions.

Financial Reporting Processes
1. Review with management and the independent auditor any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.
2. Review any significant difficulties reported by the independent auditor in conducting the audit, including any restrictions on the scope of work or access to required information.
3. Review any significant changes in the Company's internal controls or in other factors that could significantly affect these controls.
4. Review the reports of the CEO and CFO (in connection with their required certifications) regarding internal controls and the independent auditor's attestation of the reports prior to the filing of the Company's Form 10-K, any significant deficiencies or material weaknesses in the design or operation of internal controls, and any fraud that involves management or other employees who have a significant role in the Company's internal controls.
5. Review major issues regarding the adequacy of the Company's internal controls and any special audit steps adopted in light of control deficiencies.

Other
1. Perform any other activities consistent with this Charter, the Company's Bylaws, and Certificate of Incorporation as the Committee or the Board of Directors deems necessary or appropriate.
2. Report regularly to the Board of Directors.

C. Membership and Organization
1. The Audit Committee shall consist of at least three members. Each member shall meet the independence requirements of the New York Stock Exchange, the Company's Corporate Governance Principles, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission. In addition, each member shall meet the financial literacy requirements of the New York Stock Exchange. At least one member shall qualify as an "Audit Committee Financial Expert" as that term is defined by the rules and regulations of the Securities and Exchange Commission.
2. The members of the Committee shall be elected annually by resolution passed by a majority of the Board of Directors (based on the recommendation of the Nominating and Corporate Governance Committee) at its first meeting following the Annual Meeting of Shareholders and shall serve until the first meeting of the Board of Directors following the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation, or removal, with or without cause, in the discretion of the Board. Unless a Chair is elected by the Board of Directors, the members of the Committee shall elect a Chair by majority vote of the full Committee membership.
3. The Committee may delegate its authority to a subcommittee or subcommittees.
4. The Committee shall promptly inform the Board of the actions taken or issues discussed at its meetings. This will generally take place at the Board meeting following a Committee meeting.

D. Meetings
1. The Committee shall meet at least quarterly. Committee meetings shall be called and conducted in the manner provided for in the Bylaws of the Company. The Committee shall meet in executive session periodically with each of the Chief Financial Officer (and other members of management, as it deems appropriate), the Internal Auditor, and the independent auditor separately.
2. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

E. Advisors and Authority
1. The Committee shall have the authority, at the expense of the Company, to retain such accounting, legal, and other advisors as it deems appropriate without Board or management approval.
2. The Committee will receive from the Company appropriate funding, as determined by the Committee, for the payment of: (i) any advisors employed by the Committee, as described above; or (ii) ordinary administrative expenses of the Committee that are necessary and appropriate in carrying out its duties.

F. Performance Evaluations
1. The Committee shall evaluate its performance annually.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

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                              The Gillette Company
                          2004 Long-Term Incentive Plan



                             Effective May 20, 2004

Contents

--------------------------------------------------------------------------------

Article 1. Establishment, Purpose, and Duration                               1
Article 2. Administration                                                     1
Article 3. Shares Subject to the Plan and Maximum Awards                      2
Article 4. Eligibility and Participation                                      4
Article 5. Stock Options                                                      4
Article 6. Stock Appreciation Rights                                          7
Article 7. Restricted Stock and Restricted Stock Units                        8
Article 8. Performance Shares                                                10
Article 9. Cash-Based Awards and Other Stock-Based Awards                    11
Article 10. Performance Measures                                             11
Article 11. Dividend Equivalents                                             13
Article 12. Additional Conditions of Awards                                  13
Article 13. Deferrals                                                        15
Article 14. Rights of Participants                                           15
Article 15. Covered Transactions and Change of Control                       16
Article 16. Amendment, Modification, Suspension, and Termination             17
Article 17. Withholding                                                      18
Article 18. Successors                                                       19
Article 19. General Provisions                                               19
Article 20. Definitions                                                      21

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The Gillette Company
2004 Long-Term Incentive Plan

Article 1. Establishment, Purpose, and Duration

      1.1 Establishment. The Gillette Company, a Delaware corporation has established this 2004 Long-Term Incentive Plan (the "Plan") as a long-term incentive compensation plan. The Plan permits the grant of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, and Other Stock-Based Awards. The Plan shall become effective on the date of stockholder approval (the "Effective Date") and shall remain in effect as provided in
Section 1.3 hereof.

      1.2 Purpose of the Plan. The purpose of the Plan is to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate, and retain Employees (including employees who are also Directors) and Nonemployee Directors of the Company upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company depend, and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of the Company and create value for stockholders.

      1.3 Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms. No Incentive Stock Options may be granted more than ten years after December 9, 2003.

Article 2. Administration

      2.1 General. The Committee shall be responsible for administering the Plan, subject to this Article 2 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested persons.

      2.2 Authority of the Committee. The Committee shall have full discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan, as it may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients including prospective Employees and establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements. Notwithstanding the foregoing, Awards to Nonemployee Directors shall be made by the Board, and all references in the Plan to the Committee, where the Committee is referred to as having discretion or authority to grant Awards, shall, as applied to Awards made to Nonemployee Directors, be construed to refer to the Board. Awards to Nonemployee Directors are not subject to management's discretion.


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

      2.3 Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries or to one or more agents or advisors such administrative duties or powers as it may deem advisable. The Committee may also delegate to one or more officers (each, a "delegated officer") of the Company the power to designate Employees (other than the delegated officer and other than any officer subject to Section 16 of the Exchange Act) to receive Awards under the Plan, on such terms as the delegated officer determines, subject to the following: (i) any such delegation with respect to Options or other rights described in Section 157 of the Delaware General Corporation Law, or any successor provision, shall comply with the requirements set forth therein, and (ii) in the case of any such delegation with respect to other Awards involving the issuance of Shares, the Committee shall authorize the issuance of the Shares, limiting the aggregate number thereof that shall be subject to Awards to which the delegation applies, and shall determine the price, if any, to be paid therefor. Any officer to whom a delegation under the preceding sentence is made shall report periodically to the Committee, in such detail as the Committee may require, concerning Awards allocated or granted pursuant to such delegation. References to the Committee herein shall be deemed to include any person to whom the Committee has delegated responsibilities under this Section 2.3, to the extent of such delegation.

Article 3. Shares Subject to the Plan and Maximum Awards

     3.1  Number of Shares Available for Awards.

          (a) Subject to adjustment as provided in Section 3.4, the maximum number of Shares available for issuance to Participants under the Plan (the "Share Authorization") shall be:

               (i)   Nineteen million (19,000,000), plus

               (ii) The sum of (1) the authorized Shares not issued or subject to outstanding awards under the Company's Prior Plan as of the Effective Date plus (2) any unissued Shares subject to outstanding awards as of the Effective Date under the Prior Plan that on or after the Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable Shares).

          (b) Subject to the foregoing limit on the number of Shares that may be issued in the aggregate under the Plan, the maximum number of Shares that may be issued in the following categories shall be as follows:

               (i) No more than thirty seven million (37,000,000) Shares may be issued pursuant to Awards in the form of ISOs; and

               (ii) No more than thirty seven million (37,000,000) Shares may be issued pursuant to Awards in the form of NQSOs; and

               (iii) No more than one million (1,000,000) Shares may be issued pursuant to Awards made to Nonemployee Directors.

     3.2  Share Usage.


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The Gillette Company                     2                             LTIP.DOC.

          (a) Shares related to Awards that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee's permission, prior to the issuance of Shares, for Awards not involving Shares, are not issued Shares and, consistent with Section 3.1 above, shall be available for Awards granted under the Plan. If the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if shares are tendered for any other purpose under any other form of Award, the number of Shares treated as issued under the Plan for purposes of Section 3.1 above shall be determined net of any Shares tendered to the Company. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares, as the Committee determines.

          (b) The Committee shall have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

     3.3 Annual Award Limits. The following limits (each an "Annual Award Limit," and, collectively, "Annual Award Limits") shall apply to grants of Awards under the Plan:

          (a) Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be three million (3,000,000) plus the amount of the Participant's unused applicable Annual Award Limit as of the close of the previous Plan Year.

          (b) SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be three million (3,000,000) plus the amount of the Participant's unused applicable Annual Award Limit as of the close of the previous Plan Year.

          (c) Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units granted in any one Plan Year to any one Participant shall be two million (2,000,000) plus the amount of the Participant's unused applicable Annual Award Limit as of the close of the previous Plan Year.

          (d) Performance Shares: The maximum aggregate grant of Performance Shares in any one Plan Year to any one Participant shall be one and one-half million (1,500,000) Shares plus the amount of the Participant's unused applicable Annual Award Limit as of the close of the previous Plan Year.

          (e) Cash-Based Awards: The maximum aggregate grant amount with respect to Cash-Based Awards granted in any one Plan Year to any one Participant may not exceed ten million dollars ($10,000,000) plus the amount of the Participant's unused applicable Annual Award Limit as of the close of the previous Plan Year.


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The Gillette Company                     3                             LTIP.DOC.

          (f) Other Stock-Based Awards. The maximum aggregate grant with respect to Other Stock-Based Awards granted in any one Plan Year to any one Participant shall be one and one-half million (1,500,000) Shares plus the amount of the Participant's unused applicable Annual Award Limit as of the close of the previous Plan Year.

          (g) Awards to Nonemployee Directors. The maximum aggregate grant with respect to Awards made in any one Plan Year to any one Nonemployee Director shall be twenty thousand (20,000) Shares plus the amount of the Participant's unused applicable Annual Award Limit as of the close of the previous Plan Year.

      3.4 Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure, or a distribution (other than a normal cash dividend) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants' rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Award, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

     The Committee may also make such other adjustments in Awards as are authorized by Article 15 or Article 16. Any adjustment made pursuant to this
Section 3.4 or pursuant to Article 15 or Article 16 that is made with respect to an Award intended to be an ISO shall be made only to the extent consistent with such intent, and any such adjustment that is made with respect to an Award to a Covered Employee that is intended to qualify for the performance-based compensation exception under Section 162(m) of the Code shall be made consistent with that intent. The determination of the Committee as to Award adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Article 4. Eligibility and Participation

     4.1 Eligibility. Individuals eligible to participate in this Plan include all Nonemployee Directors and all key Employees.

     4.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals those to whom Awards shall be granted and the amount, type, and terms of each Award.

Article 5. Stock Options

     5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as these terms are defined in Section 424 of the Code and the regulations thereunder).


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The Gillette Company                     4                             LTIP.DOC.

     5.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine that are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

     5.3 Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement. The Option Price may be fixed or indexed and shall be equal to or greater than the FMV on the date of grant of the Shares subject to the Option.

     5.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of the date of its grant.

     5.5 Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

     5.6 Payment. Options granted under this Article 5 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The issuance of Shares with respect to any Option exercise shall be conditioned on full payment of the related Option Price. The Option Price of any Option shall be payable to the Company either: (a) in cash or its equivalent;
(b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that, except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) by any other method approved or accepted by the Committee, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise; or (d) by any combination of the foregoing.

     Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the person exercising the Option evidence of book entry Shares, or upon such person's request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     Unless otherwise determined by the Committee, all cash payments under all of the methods indicated above shall be paid in United States dollars.

     5.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 5 as it may deem


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The Gillette Company                     5                             LTIP.DOC.

advisable, including, without limitation, minimum holding period requirements, restrictions under applicable securities laws, or under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded.

     5.8 Termination of Employment. Each Participant's Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with or provision of services to the Company and/or its Subsidiaries, as the case may be. Such provisions shall be determined by the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 5, and may reflect distinctions based on the reasons for termination.

     5.9 Transferability of Options.

         (a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 5 shall be exercisable during his or her lifetime only by such Participant.


         (b) Nonqualified Stock Options. Except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, no NQSO granted under this Article 5 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 5 shall be exercisable during his or her lifetime only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another person, relevant references in the Plan to the Participant, as determined by the Committee, shall be deemed to include the Participant's permitted transferee.

     5.10 Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

     5.11. Substituting SARs. In the event the Company no longer uses APB Opinion 25 to account for equity compensation and is required to or elects to expense the cost of Options pursuant to FAS 123 (or a successor standard), the Committee shall have the ability to substitute, without receiving Participant permission, SARs paid only in Stock (or SARs paid in Stock or cash at the Committee's discretion) for outstanding Options awarded after the adoption of FAS 123; provided, the terms of the substituted Stock SARs correspond in relevant respects to the terms of the Options and the difference between the Fair Market Value of the underlying Shares and the Grant Price of the


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The Gillette Company                     6                             LTIP.DOC.

SARs is equivalent to the difference between the Fair Market Value of the underlying Shares and the Option Price of the Options, as determined by the Committee.

Article 6. Stock Appreciation Rights

     6.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

     The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The Grant Price for a Freestanding SAR may be fixed or indexed and shall be equal to or greater than the FMV on the date of grant of the Shares subject to the Freestanding SAR. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

     6.2 SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the maximum duration of the SAR, the number of Shares to which the SAR pertains, the conditions upon which a SAR shall become vested and exercisable, and such other provisions as the Committee shall determine that are not inconsistent with the terms of the Plan.

     6.3 Duration of SAR. Each SAR shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no SAR shall be exercisable later than the tenth (10th) anniversary of the date of its grant.

     6.4 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

     6.5 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

     Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

     6.6 Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

         (a) The difference between the Fair Market Value of a Share on the date of exercise over the Grant Price; by


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The Gillette Company                     7                             LTIP.DOC.

         (b)   The number of Shares with respect to which the SAR is exercised.

     The payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

     6.7 Termination of Employment. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with or provision of services to the Company and/or its Subsidiaries, as the case may be. Such provisions shall be determined by the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

     6.8 Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another person, relevant references in the Plan to the Participant, as determined by the Committee, shall be deemed to include the Participant's permitted transferee.

     6.9 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold any Shares received upon exercise of a SAR for a specified period of time.

Article 7. Restricted Stock and Restricted Stock Units

     7.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, Shares of Restricted Stock and/or Restricted Stock Units may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

     7.2 Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, the conditions upon which Restricted Stock or Restricted Stock Units shall become vested, and such other provisions as the Committee shall determine that are not inconsistent with the terms of the Plan.

     7.3 Transferability. Except as provided in this Plan or an Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement or otherwise at anytime by the Committee (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, and set forth in the


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The Gillette Company                     8                             LTIP.DOC.

Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

     7.4 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

     Except with respect to a maximum of five percent (5%) of the Shares authorized in Section 3.1(a) and disregarding the impact of Article 15, any Awards of Restricted Stock or Restricted Stock Units that vest on the basis of the Participant's continued employment with or provision of service to the Company shall provide for vesting at a rate that is not more rapid than annual pro rata vesting over a three (3) year period and any Awards of Restricted Stock or Restricted Stock Units that vest upon the attainment of performance goals shall provide for a performance period of at least twelve (12) months.

     To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

     After all conditions and restrictions under the Plan applicable to an Award under this Article 7 have been satisfied or have lapsed, including the satisfaction of all applicable tax withholding obligations, then (a) if the Award was an Award of Restricted Stock, the Shares subject to the Award shall be free of all transfer restrictions imposed under the Plan, and (b) if the Award was an Award of Restricted Stock Units, the Shares subject to the Award, or cash in lieu thereof, or a combination of Shares and cash, as the Committee determines, shall be issued and delivered to the holder of the Award.

     7.5 Voting Rights. Except as otherwise specified in an Award Agreement, Participants holding Shares of Restricted Stock shall have full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder except as to Shares actually issued and delivered under such Units.

     7.6 Termination of Employment. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant's employment with or provision of services to the Company and/or its Subsidiaries, as the case may be. Such provisions shall be determined by the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.


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

     7.7 Section 83(b) Election. The Committee may provide in an Award Agreement relating to Restricted Stock that the Award is conditioned upon the Participant making or refraining from making an election with respect to the Restricted Stock under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning Restricted Stock, the Participant shall be required to file promptly a copy of such election with the Company.

Article 8. Performance Shares

     8.1 Grant of Performance Shares. Subject to the terms and provisions of the Plan, Performance Shares may be granted in such number, and upon such terms, which may include requirements of continued service as well as performance conditions, and at any time and from time to time as shall be determined by the Committee. Each Award under this Article 8 shall specify the performance measures applicable to the Award, as determined by the Committee, and the period or periods (each, a "Performance Period") over which the performance measures so determined are to be measured. Each Performance Share shall be expressed in units of Shares or fractions or multiples of Shares and shall provide for payout, if the applicable performance and other Award conditions are met, based on the value of the underlying Shares, or on appreciation in such value, or on such other Share-related measures of value as the Committee may determine. For the avoidance of doubt, an Award granted under Articles 5, 6, 7 or 9 may provide for the acceleration of vesting or payment upon the satisfaction of performance conditions and shall not thereby be considered a Performance Share Award under this Article 8, but a share based Award that would otherwise be described in Articles 5, 6, 7 or 9 but under which the satisfaction of performance conditions (other than service) is a precondition to any vesting or exercisability shall be considered a Performance Share for purposes of the Plan.

     8.2 Payment of Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of a Performance Share shall be entitled to receive such payout, if any, as the Committee determines is owed based on the terms of the Award. Payment with respect to a Performance Share may be made in the form of cash or in Shares (or in a combination thereof), as the Committee determines.

     8.3 Termination of Employment. Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to retain Performance Shares following termination of the Participant's employment with or provision of services to the Company and/or its Subsidiaries, as the case may be. Such provisions shall be determined by the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

     8.4 Nontransferability. Except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, a Participant's rights under the Plan shall be exercisable during his or her lifetime only by such Participant. With respect to those Performance Shares, if any, that are permitted to be transferred to another person, relevant references in the Plan to a Participant, as determined by the Committee, shall be deemed to include the Participant's permitted transferee.


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The Gillette Company                     10                            LTIP.DOC.

Article 9. Cash-Based Awards and Other Stock-Based Awards

     9.1 Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, Cash-Based Awards may be granted in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Each such Award shall be evidenced by an Award Agreement that shall specify the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.

      9.2 Other Stock-Based Awards. Subject to the terms and provisions of the Plan, Other Stock-Based Awards may be granted in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Such Awards shall be evidenced by an Award Agreement that shall specify the maximum duration of the Other Stock-Based Award, the number of Shares to which the Other Stock-Based Award pertains, the conditions upon which the Other Stock-Based Award shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.

      9.3 Payment of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a cash-denominated payment amount or payment ranges as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award and, subject to such terms, may be made under either form of Award in cash or in Shares, as the Committee determines.

      9.4 Termination of Employment. Each Participant's Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to receive payment under Cash-Based Awards or Other Stock-Based Awards following termination of the Participant's employment with or provision of services to the Company and/or its Subsidiaries, as the case may be. Such provisions shall be determined by the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

      9.5 Nontransferability. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant's rights under the Plan, if exercisable, shall be exercisable during his or her lifetime only by such Participant. With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another person, relevant references in the Plan to a Participant, as determined by the Committee, shall be deemed to include the Participant's permitted transferee.

Article 10. Performance Measures

     10.1 Performance Measures. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be objectively determinable goals based upon one or more of the following Performance Measures:


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The Gillette Company                     11                            LTIP.DOC.

     (a)  Net earnings or net income (before or after taxes);
     (b)  Net income per share;
     (c)  Net sales growth;
     (d)  Net operating profit;
     (e) Return measures (including, but not limited to, return on invested capital, assets, equity, or net sales);
     (f) Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);
     (g) Income before or after taxes, interest, depreciation, and/or amortization;
     (h)  Gross or operating margins;
     (i)  Productivity ratios;
     (j) Share price (including, but not limited to, growth measures and total stockholder return);
     (k)  Expense targets;
     (l)  Margins;
     (m)  Operating efficiency;
     (n)  Working capital targets; and
     (o) Economic Value Added or EVA(R)(net operating profit after taxes minus the sum of capital multiplied by the cost of capital)

     Performance Measures may be applied to any or any combination of the Company and its Subsidiaries on a consolidated basis or, as the context permits, on a divisional, entity, line of business, project or geographical basis or in combinations thereof. If the Committee so determines, performance goals may relate to performance under one or more of the Performance Measures as hereinabove described compared to the performance of a group of comparator companies or another index or indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 10.

     10.2 Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that are objectively determinable and that occur during a Performance
Period: (a) asset write-downs, (b) litigation, claims, judgments, or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year, (f) acquisitions, divestitures, joint ventures, or alliances, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

     10.3 Adjustment of Performance-Based Compensation. Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be adjusted upward. The Committee may adjust such Awards downward, either on a formula or a discretionary basis or any combination, as the Committee determines.

     10.4 Other Changes. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder


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The Gillette Company                     12                            LTIP.DOC.

approval of such changes, the Committee may make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and may base vesting on Performance Measures other than those set forth in Section 10.1.

Article 11. Dividend Equivalents

     Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award but that have not been issued or delivered, to be credited as of dividend payment dates during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

Article 12. Additional Conditions of Awards

     Except as otherwise provided in an Award Agreement or an employment agreement between an Employee Participant and the Company, the following additional provisions shall govern Awards granted under the Plan.

     12.1 Additional Conditions of Awards. With respect to any Option or other Award granted under this Plan, the following terms and conditions shall apply:

     (a) Unless otherwise provided pursuant to a termination settlement agreement with the Company or any of its subsidiaries, while the Participant is employed by the Company and for a period of eighteen
         (18) months after the termination or cessation of such employment for any reason, the Participant shall not directly or indirectly:

         (i) As an employee, consultant, independent contractor, officer, director, individual proprietor, investor, partner, stockholder, agent, principal, joint venturer, or in any other capacity whatsoever (other than as the holder of not more than one percent of the combined voting power of the outstanding stock of a publicly held corporation or company), be employed, work, consult, advise, assist, or engage in any activity regarding any business, product, service or other matter which: (A) is substantially similar to or competes with any business, product, service or other matter regarding which the Participant worked for the Company, or any of its subsidiaries, during the three (3) years prior to Participant's termination of employment; or (B) concerns subject matters about which Participant gained proprietary information of the Company, or any of its subsidiaries, during the three (3) year period prior to the Participant's termination of employment;

         (ii) Either alone or in association with others, solicit, divert or take away, or attempt to divert or to take away, the business or patronage of any of the clients, customers or accounts, or prospective clients, customers or accounts, of the Company which were contacted, solicited or served, directly or indirectly, by Participant while employed by the Company; or


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The Gillette Company                     13                            LTIP.DOC.

         (iii) Either alone or in association with others: (A) solicit or encourage any employee or independent contractor of the Company to terminate his or her relationship with the Company; or (B) recruit, hire or solicit for employment or for engagement as an independent contractor, any person who is or was employed by the Company at any time during the Participant's employment with the Company; provided, that this Paragraph (iii) shall not apply to such person whose employment with the Company has been terminated for a period of six months or longer.

     (b) The Participant shall not disclose or use at any time any secret or confidential information or knowledge obtained or acquired by the Participant during, after, or by reason of, employment with the Company or any of its subsidiaries, as provided under applicable law and any and all agreements between the Participant and the Company or any of its subsidiaries regarding Participant's employment with the Company or the subsidiary.

     (c) In accordance with any and all agreements between the Participant and the Company or any of its subsidiaries regarding the Participant's employment, the Participant shall disclose promptly and transfer and assign to the Company all improvements and inventions in certain fields made or conceived by the Participant during employment with the Company or the subsidiary and within the prescribed periods thereafter.

     (d) To the extent permitted by law, the Participant shall not make, publish or state, or cause to be made, published or stated, any defamatory or disparaging statement, writing or communication pertaining to the character, reputation, business practices, competence or conduct of the Company, its subsidiaries, stockholders, directors, officers, employees, agents, representatives or successors.

     12.2 Geographic Scope of Provisions. The geographic scope of the provisions of Section 12.1(a) above shall extend to anywhere the Company or any of its subsidiaries is doing business, has done business or intends to do business. If any restriction set forth in Section 12.1(a) above is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

     12.3 Effect of Change of Control on Conditions. In the event of a Change of Control, the restrictions contained in Sections 12.1(a)(i), 12.1(a)(iii) and 12.1(d) above shall cease and the Participant shall no longer be bound by the obligations thereunder.

     12.4 Consequences of Violation of Conditions. If the Company reasonably determines that a Participant has materially violated any of the Participant's obligations under Section 12.1 above, or if a Participant is terminated for Cause, then, in addition to any other remedies at law or in equity it may have, the Company shall have the following rights and remedies:

     (a) The Company may cancel any and all Awards granted to the Participant, including grants that according to their terms are vested, effective as of the date on which such violation began (the "Violation Date"); and


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The Gillette Company                     14                            LTIP.DOC.

     (b) The Company may demand the return of any gain realized by the Participant as a result of the Participant's exercise of, vesting in or receipt of any Award during the period commencing one year prior to the Participant's termination of employment and continuing through the Violation Date. Upon demand, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of such exercises, vestings, or receipts. At the option of the Company, such payment shall be made by returning to the Company the number of shares of common stock of the Company which the Participant received in connection with such exercise (with the Company then refunding the option price paid by the Participant), vesting, or receipt, or in cash in the amount of the gain realized. If after such demand the Participant fails to return said shares or amounts, the Company shall have the right to offset said amounts against any amounts, including compensation, owed to the Participant by the Company or to commence judicial proceedings against the Participant to recover said shares or amounts.

     The provisions of this Section 12.4 shall be in addition to any other forfeitures or penalties required by applicable law.

     12.5 Effect on Other Non-Competition Restrictions. The non-competition restrictions set forth in Section 12.1(a) supersede any non-competition restrictions of less than eighteen (18) months in duration set forth in any employment agreement between a Participant and the Company or any subsidiary or predecessor.

Article 13. Deferrals

     The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock Units, or payment in respect of Performance Shares, Cash-Based Awards, and Other Stock-Based Awards. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

Article 14. Rights of Participants

     14.1 Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company and/or its Subsidiaries to terminate any Participant's employment or service on the Board at any time or for any reason or confer upon any Participant any right to continue his or her employment or service as a Nonemployee Director for any specified period of time.

     Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company and/or its Subsidiaries. Subject to Articles 2 and 16, this Plan and the benefits hereunder may be terminated at any time pursuant to Article 16 without giving rise to any liability on the part of the Company and/or its Subsidiaries.

     14.2 Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.


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The Gillette Company                     15                            LTIP.DOC.

     14.3 Rights as a Stockholder. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 15. Covered Transactions and Change of Control

     15.1 Covered Transactions. Unless otherwise specified in an Award Agreement, in the event of a "covered transaction" (as hereinafter defined) in which there is an acquiring or surviving entity, the Committee may provide for the assumption of some or all outstanding Awards, or for the grant of new Awards in substitution therefor, by the acquirer or survivor or an affiliate of the acquirer or survivor, in each case on such terms and subject to such conditions as the Committee determines. The terms and conditions of any substitute Award shall be substantially equivalent to the terms and conditions of the Award that it replaces, taking into account changes necessitated by the covered transaction, all as determined by the Committee. In the absence of such an assumption or if there is no substitution, except as otherwise provided in the Award each Stock Option, SAR and other Award requiring exercise will become fully exercisable, and the delivery of Shares or cash issuable or payable under each other outstanding Award will be accelerated, prior to the covered transaction, in each case (where Shares are to be delivered) on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Committee, following exercise of the Award or the issuance of the Shares, as the case may be, to participate as a stockholder in the covered transaction, and the Award will terminate upon consummation of the covered transaction. In the case of Restricted Stock or other Award subject to restrictions, the Committee may require that any amounts delivered, exchanged or otherwise paid in respect of such Shares or under the Award in connection with the covered transaction be placed in escrow or otherwise made subject to such restrictions as the Committee deems appropriate to carry out the intent of the Plan. For purposes of the foregoing, a "covered transaction" is any of (i) a consolidation, merger, or similar transaction or series of related transactions in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert,
(ii) a sale or transfer of all or substantially all the Company's assets, or
(iii) a dissolution or liquidation of the Company. Where a covered transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Committee), the covered transaction shall be deemed to have occurred upon consummation of the tender offer.

     15.2 Change of Control of the Company. Unless otherwise specified in an Award Agreement or an employment agreement between an Employee Participant and the Company, in the event of a Change of Control, whether or not such Change of Control also constitutes a "covered transaction" as defined in Section 15.1 above, the following provisions shall apply. In the case of a transaction that qualifies as both a Change of Control and a "covered transaction" as so defined, the vesting provisions of this Section 15.2 shall be applied whether or not there is an assumption or substitution under Section 15.1, but the provisions of this Section 15.2 relating to exercise or enjoyment of an Award following the Change of Control shall apply only to the extent the Award is continued (through assumption or substitution) in connection with the transaction.

     (a) All outstanding Options and SARs held by Participants which are not yet exercisable on the date such Change of Control first occurs shall become immediately exercisable and all the rights and benefits relating to such Options and SARs including, but not limited to, periods during which such Options and


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The Gillette Company                     16                            LTIP.DOC.

          SARs may be exercised shall become fixed and not subject to change or revocation by the Company except as otherwise provided under Article 16;

     (b) In the event that, within two (2) years of a Change of Control, the employment of an employee Participant is terminated by the Company for any reason other than for Cause, or the employee Participant terminates employment for Good Reason, or the service as a Nonemployee Director is terminated, the applicable exercise period for all Options and SARs (including substituted or assumed Awards, if any, in the case of a Change of Control that is also subject to Section 15.1) held by him or her at termination of employment shall be a period of two (2) years from the date of termination; provided, however, that in no event shall any Option or SAR be exercisable beyond ten (10) years from its date of grant;

     (c) Any Period of Restriction and restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse, and, any Shares subject to Restricted Stock Unit Awards shall be delivered on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Committee, to participate as a stockholder in the Change of Control transaction;

     (d) The target payout opportunities attainable under all outstanding Awards subject to performance conditions shall be deemed to have been fully earned on the same basis as if targeted performance had been attained for the Performance Period;

          (i) The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change of Control, and shall be paid out to Participants prior to the effective date of the Change of Control. The Committee has the authority to pay all or any portion of the value of the Shares in cash; and

          (ii) Awards denominated in cash shall be paid to Participants in cash prior to the effective date of the Change of Control; and

     (e) Upon a Change of Control, unless otherwise specifically provided in a written agreement entered into between the Participant and the Company, all conditions for payment to which outstanding Cash-Based Awards and Other Stock-Based Awards may be subject will be deemed satisfied, and the Committee shall pay out all such Awards.

Article 16. Amendment, Modification, Suspension, and Termination

     16.1 Amendment of the Plan or Awards. The Board of Directors or the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan or any Award Agreement in whole or in part; provided, however, that, no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule; and further provided no such amendment shall adversely affect the rights of any Participant (without his or her consent) under any Award theretofore granted or other contractual arrangements entered into before or after a "covered transaction" or Change of Control or deprive


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The Gillette Company                     17                            LTIP.DOC.

any Participant of any right or benefit which became operative in the event of a "covered transaction" or Change of Control.

     16.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 3.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan. In the case of performance-based awards to a Covered Employee that are intended to be exempt under Section 162(m) of the Code, adjustments by the Committee shall be made consistent with Article 10 and only to the extent consistent with such exemption.

     16.3 Replacement Awards. The Company may grant Awards under the Plan on terms differing from those provided for in the Plan where such Awards are granted in substitution for Awards held by employees of other corporations who concurrently become employees of the Company or a subsidiary as the result of a merger or consolidation of the employing corporation with the Company or subsidiary, or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Shares subject to a substitute or replacement Award granted pursuant to this Section 16.3, or subject to Awards assumed in connection with a transaction described in this Section 16.3, shall not count against the Share limitations described in Article 3, nor shall the Award limitations described in Article 3 apply to such substitute, replacement, or assumed Awards, in each case except as may otherwise be required to satisfy the ISO rules under Section 422 of the Code or other applicable legal or stock exchange requirements.

Article 17. Withholding

     17.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, such amounts as the Company determines are necessary or desirable to satisfy, or are required by law or regulation to be withheld, with respect to any taxable event arising as a result of this Plan.

     17.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.


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The Gillette Company                     18                            LTIP.DOC.

Article 18. Successors

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, its business or its assets whether by direct or indirect purchase, merger, consolidation, or otherwise.

Article 19. General Provisions

     19.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant's provision of services to the Company and/or Subsidiary, violation of material Company and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries.

     19.2 Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

     19.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     19.4 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     19.5 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19.6 Investment Representations. The Committee may require any person receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the person is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

     19.7 Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and/or its Subsidiaries operate or have Employees and/or Nonemployee Directors, the Committee shall have the power and authority, in addition to such power and authority it otherwise has under the Plan, to:

     (a)  Determine which Subsidiaries shall be covered by the Plan;

     (b) Determine which Employees and/or Nonemployee Directors, outside the United States are eligible to participate in the Plan;


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The Gillette Company                     19                            LTIP.DOC.

     (c) Modify the terms and conditions of any Award granted to Employees and/or Nonemployee Directors, outside the United States to comply with applicable foreign laws;

     (d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 19.7 by the Committee shall be attached to this Plan document as appendices; and

     (e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

     Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

     19.8 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

     19.9 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company and/or its Subsidiaries under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or a Subsidiary, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company or a Subsidiary, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not subject to ERISA.

     19.10 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     19.11 Retirement and Welfare Plans. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee Annual Incentive Awards, will be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's or any Subsidiary's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant's benefit.


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The Gillette Company                     20                            LTIP.DOC.

     19.12 Nonexclusivity of the Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee, or the Company or any Subsidiary, to adopt such other compensation arrangements as it may deem desirable in the case of any Participant.

     19.13 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company's or a Subsidiary's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary to take any other action which such entity deems to be necessary or appropriate.

     19.14 Governing Law. Except as to matters concerning the issuance of Shares or other matters of corporate governance, which shall be determined and related Plan and Award provisions construed under the General Corporation Law of the State of Delaware, the Plan and each Award Agreement shall be governed by the laws of the Commonwealth of Massachusetts, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Massachusetts, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

Article 20. Definitions

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

     20.1 "Annual Award Limit" or "Annual Award Limits" have the meaning set forth in Section 3.3.

     20.2 "Award" means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

     20.3 "Award Agreement" means an agreement entered into and executed by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan.

     20.4 "Board" or "Board of Directors" means the Board of Directors of the Company.

     20.5 "Cash-Based Award" means an Award granted to a Participant as described in Section 9.1.

     20.6 "Cause": For the purposes of the Plan, unless otherwise provided under the terms of an employment agreement with the Company or any of its Subsidiaries, in which case the definition contained therein shall control, a discharge for "Cause" shall have occurred where a Participant is terminated because of:


--------------------------------------------------------------------------------
The Gillette Company                     21                            LTIP.DOC.

          (a) The Participant's continued failure to perform substantially his or her duties with the Company or any of its Subsidiaries (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for performance is delivered to Participant by an officer or a senior manager of the Company or the Subsidiary which identifies the manner in which the Board or the elected officer or manager believes that Participant has not performed his or her duties;

          (b) The Participant's engaging in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company or the subsidiary; or

          (c) The Participant's conviction of a felony or a plea of nolo contendere by Participant with respect to a felony.

     20.7 "Change of Control" means any of the following events:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this Paragraph (a), the following acquisitions shall not constitute a Change of Control:
               (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (iv) any acquisition by any corporation pursuant to a transaction that complies with clauses
               (A), (B) and (C) of Paragraph (c) below;

          (b) Individuals who, as of December 16, 1999, constitute the Board of Directors (the "Board") of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

          (c) Consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners


--------------------------------------------------------------------------------
The Gillette Company                     22                            LTIP.DOC.

               of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

          (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

    20.8 "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

    20.9  "Committee" means the Compensation Committee of the Board.

    20.10 "Company" means The Gillette Company, a Delaware corporation, and any successor thereto as provided in Article 18 herein.

    20.11 "Covered Employee" means a Participant who is a "covered employee," as defined in Code Section 162(m) and the regulations promulgated under Code Section 162(m), or any successor statute.

    20.12 "Director" means any individual who is a member of the Board of Directors of the Company.

    20.13 "Effective Date" has the meaning set forth in Section 1.1.

    20.14 "Employee" means any employee of the Company and/or Subsidiaries.

    20.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.


--------------------------------------------------------------------------------
The Gillette Company                     23                            LTIP.DOC.

    20.16 "Fair Market Value" or "FMV" means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share on the New York Stock Exchange on the applicable date, the preceding trading days, the next succeeding trading day, or an average of trading days, as determined by the Committee. In the case of any Option intended to qualify as an ISO, or an Option or SAR intended to satisfy the performance-based compensation exception requirements of
          Section 162(m) of the Code by reason of the special stock option/stock appreciation right rules under Section 162(m) of the Code, Fair Market Value (FMV) shall be determined on a basis that is consistent with such intent.

    20.17 "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 6.

    20.18 "Good Reason" means, for the purposes of the Plan, unless otherwise provided under the terms of an employment agreement with the Company or any of its Subsidiaries, in which case the definition contained therein shall control, an employee Participant terminating his or her employment as a direct result of:

          (a) The assignment to the Participant of any duties materially inconsistent in any respect with the Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as in effect immediately prior to the Change of Control, or any other action by the Company or its Subsidiaries that results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is promptly remedied by the Company and/or the Subsidiary;

          (b) A decrease in the Participant's compensation, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is promptly remedied by the Company and/or the Subsidiary; or

          (c) The Company's or the Subsidiary's requiring the Participant to be based at any office or location other than (A) the office or where the Participant was based and performed services immediately prior to the Change of Control or (B) any other location less than 35 miles from such office, or the Company's or the Subsidiary's requiring the Participant to travel on business to a substantially greater extent than required immediately prior to the Change of Control.

         20.19 "Grant Price" means the price established at the time of grant of a SAR pursuant to Article 6, used to determine whether there is any payment due upon exercise of the SAR.

         20.20 "Incentive Stock Option" or "ISO" means an Option to purchase Shares granted under Article 5 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.


--------------------------------------------------------------------------------
The Gillette Company                     24                            LTIP.DOC.

         20.21 "Nonemployee Director" has the same meaning set forth in Rule 16b-3 promulgated under the Exchange Act, or any successor definition adopted by the United States Securities and Exchange Commission.

         20.22 "Nonqualified Stock Option" or "NQSO" means an Option that is intended not to be an ISO, or that otherwise does not meet the requirements of Code Section 422.

         20.23 "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 5.

         20.24 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

         20.25 "Other Stock-Based Award" means an Award denominated in Shares that is not described in Articles 5, 6, 7, or 8.

         20.26 "Participant" means any eligible person as set forth in Article 4 to whom an Award is granted.

         20.27 "Performance-Based Compensation" means an Award that is intended to deliver compensation that satisfies the performance-based compensation exception requirements of Section 162(m) of the Code, other than any such Award that is an Option or an SAR and that satisfies such requirements by reason of the special stock option/stock appreciation right rules under Section 162(m).

         20.28 "Performance Measures" means the performance measures listed in
               Article 10.

         20.29 "Performance Period" means the period of time over which attainment of performance goals is to be measured.

         20.30 "Performance Share" means an Award denominated in Shares under which vesting of the Award or the right to payment under the Award (and not merely the possible acceleration of vesting or payment) depends on the satisfaction of one or more performance goals.

         20.31 "Period of Restriction" means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee), as provided in Article 7.

         20.32 "Plan" means The Gillette Company 2004 Long-Term Incentive Plan as from time to time amended and in effect.

         20.33 "Plan Year" means the calendar year (January 1 to December 31).

         20.34 "Prior Plan" means the Company's 1971 Stock Option Plan.


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The Gillette Company                     25                            LTIP.DOC.

         20.35 "Restricted Stock" means an Award of restricted Stock pursuant to Article 7.

         20.36 "Restricted Stock Unit" means an Award pursuant to Article 7 under which the Participant is given a conditional right to receive Stock in the future.

         20.37 "Share" means a Share of common stock of the Company, $1.00 par value per Share.

         20.38 "Stock Appreciation Right" or "SAR" means an Award pursuant to the terms of Article 6.

         20.39 "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

         20.40 "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 6, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

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The Gillette Company                     26                            LTIP.DOC.

[LOGO] The Gillette Company
       Prudential Tower Building
       Boston, MA 02199

                  Notice of 2004 Annual Meeting of Shareholders


          Time:                 10:00 a.m.

          Date:                 Thursday, May 20, 2004

          Place:                The Hilton Rye Town
                                699 Westchester Avenue
                                Rye Brook, New York

          Items of Business:    1. To elect four members of the Board of
                                   Directors for three-year terms.
                                2. To ratify the appointment of the auditor for
                                   the year 2004.
                                3. To approve the 2004 Long-Term Incentive Plan.
                                4. To vote on three shareholder proposals, if
                                   the proposals are presented at the meeting.

          Record Date:          You can vote if you were a shareholder of record
                                on March 22, 2004.


          By order of the Board of Directors
          William J. Mostyn III
          Deputy General Counsel and Secretary


          Boston, Massachusetts
          April 12, 2004

- - - - - - - - - - - - - - - - - - - - - - - - - -- - - - - - - - - - - - - - -

================================================================================

[LOGO] The Gillette Company                            Prudential Tower Building
                                                       Boston, MA 02199


                                     PROXY

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

P R O X Y

     The undersigned (a) revokes all prior proxies and appoints and authorizes William J. Mostyn III and Richard K. Willard and each of them with power of substitution, as the Proxy Committee, to vote the stock of the undersigned at the 2004 Annual Meeting of the shareholders of The Gillette Company on May 20, 2004, and any adjournment thereof, as specified on the reverse side of this card on proposals 1 through 6 and, in their discretion, on all other matters incident to the conduct of the meeting and, if applicable, (b) directs, as indicated on the reverse, the voting of the shares allocated to the benefit plan account(s) of the undersigned at the 2004 Annual Meeting and at any adjournment thereof. Plan shares for which no directions are received will be voted on each issue in proportion to those shares allocated to participant accounts of the same plan for which voting instructions on that issue have been received. Each trustee is authorized to vote in its judgment or to empower the Proxy Committee to vote in accordance with the Proxy Committee's judgment on other matters incident to the conduct of the meeting and any adjournment thereof.

-------------                                                      -------------
 SEE REVERSE (Important -- To be signed and dated on reverse side)  SEE REVERSE
    SIDE                                                               SIDE
-------------                                                      -------------

[LOGO] The Gillette Company                VOTE BY INTERNET -www.proxvvote.com
                                           Use the Internet to transmit your voting instructions and for electronic
PRUDENTIAL TOWER BUILDING                  delivery of information up until 11:59 P.M. Eastern Time the day before the
BOSTON, MA 02199                           cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

                                           VOTE BY PHONE -1-800-690-6903
                                           Use any touch-tone telephone to transmit your voting instructions up until 11:59
                                           P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

                                           VOTE BY MAIL
                                           Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return to The Gillette Company, c/o ADP, 51 Mercedes Way,
                                           Edgewood, NY 11717


                                                                    ----------------
                                                   [GRAPHIC] Arrow    000000000000
                                                                    ----------------

NAME                                       A/C

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]             GILC01                KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                          DETACH AND RETURN THIS PORTION ONLY
====================================================================================================================================

THE GILLETTE COMPANY

  Election of Directors                                               02        0000000000    295646215642

  The Board of Directors recommends a vote FOR the listed nominees.

                                         For   Withhold    For All    To withhold authority to vote, mark "For All Except" and
                                         All      All      Except     write the nominee's number on the line below.

  1. Nominees:  01) Edward F. DeGraan    [ ]      [ ]        [ ]
                02) Wilbur H. Gantz                                   -----------------------------------------------------------
                03) James M. Kilts
                04) Jorge Paulo Lemann


  The Board of Directors recommends a vote                            The Board of Directors recommends a
  FOR proposals 2 and 3                                               vote AGAINST proposals 4 through 6

                                         For   Against  Abstain                                              For   Against  Abstain

  2. Ratification of the Appointment     [ ]     [ ]      [ ]         4. Shareholder Proposal to Declassify  [ ]     [ ]      [ ]
     of Auditor.                                                         the Board of Directors.

  3. Approval of the 2004 Long-Term      [ ]     [ ]      [ ]         5. Shareholder Proposal to Limit       [ ]     [ ]      [ ]
     Incentive Plan.                                                     Services Provided by the Auditor.

                                                                      6. Shareholder Proposal to Expense     [ ]     [ ]      [ ]
                                                                         Stock Options.




This proxy will be voted as specified by the shareholder, but if no choice is specified, it will be voted FOR the Election of Directors and proposals 2 and 3 and AGAINST proposals 4 through 6.

HOUSEHOLDING ELECTION - Please check to receive
future investor communications in a single package
per household. To resume receiving individual        Yes    No
copies within 30 days, please contact ADP,
Householding Department, 51 Mercedes Way,
Edgewood, NY 11717 or (800) 542-1061.                [ ]    [ ]

                                                                                                                     123,456,789,012
----------------------------------- -------                           ----------------------------------- -------          375766E99
Signature (PLEASE SIGN WITHIN BOX)  Date               P88557         Signature (Joint Owners)            Date                   111

====================================================================================================================================